                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                                File No. 2-75526
                                                               File No. 811-3363

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [X]

     Pre-Effective Amendment No.
                                 ------

     Post-Effective Amendment No.   53                                    [X]
                                  ------

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]

     Amendment No.   53
                   ------

                  DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              One Commerce Square, Philadelphia, Pennsylvania        19103
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)           (Zip Code)

Registrant's Telephone Number, including Area Code:              (800) 523-1918
                                                                 --------------

        Richelle S. Maestro, One Commerce Square, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                          February 28, 2002

It is proposed that this filing will become effective:

             Immediately upon filing pursuant to paragraph (b)
------------
     X       on February 28, 2002 pursuant to paragraph (b)
------------
             60 days after filing pursuant to paragraph (a) (1)
------------
             on (date) pursuant to paragraph (a)(1)
------------
             75 days after filing pursuant to paragraph (a) (2)
------------
             on (date) pursuant to paragraph (a)(2) of Rule 485
------------

If appropriate:

             this post-effective amendment designates a new effective date for
---------    a previously filed post-effective amendment

                              - - - CONTENTS - - -


     This Post-Effective Amendment No. 53 to Registration File No. 2-75526 includes the following:

1.       Facing Page

2.       Contents Page

3.       Part A - Prospectuses

4.       Part B - Statement of Additional Information

5.       Part C - Other Information

6.       Signatures

7.       Exhibits

Delaware
Investment(SM)
--------------------------------------
a member of Lincoln Financial Group(R)


FIXED INCOME

[GRAPHIC OMITTED]


Prospectus

February 28, 2002


Delaware
Limited-Term Government Fund
Class A o Class B o Class C

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

..................................................................
Fund profile                                               page 2
Delaware Limited-Term Government Fund                           2
..................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
..................................................................
Who manages the Fund                                       page 9
Investment manager                                              9
Portfolio managers                                              9
Who's who?                                                     10
..................................................................
About your account                                        page 11
Investing in the Fund                                          11
   Choosing a share class                                      11
How to reduce your sales charge                                13
How to buy shares                                              14
How to redeem shares                                           16
Account minimums                                               17
Special services                                               18
Dividends, distributions and taxes                             19
Certain management considerations                              19
..................................................................
Financial highlights                                      page 20
..................................................................
Glossary                                                  page 22

Profile: Delaware Limited-Term Government Fund

What is the Fund's goal?

     Delaware Limited-Term Government Fund seeks to provide a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

   o Investors with intermediate or long-term financial goals.

   o Investors seeking monthly income.

   o Investors who would like a relatively conservative income investment to help balance a growth-oriented long-term portfolio.

   o Investors seeking a high quality investment with a measure of capital preservation

Who should not invest in the Fund

   o Investors with very short-term financial goals.

   o Investors who are unwilling to accept share prices that may fluctuate, especially, over the short term.

   o Investors who want an investment with a fixed share price, such as a money market fund.

What are the Fund's main investment strategies? We invest primarily in short- and intermediate-term U.S. government securities. These are debt securities issued or guaranteed by the U.S., such as U.S. Treasuries, securities issued by U.S. government agencies or instrumentalities, such as securities of the Government National Mortgage Association, and securities that are privately issued but are 100% collateralized by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. We may also invest up to 20% of the Fund's net assets in corporate notes and bonds, certificates of deposit and obligations of U.S. and foreign banks, commercial paper, certain asset-backed securities and non-agency mortgage-backed securities.

The level of income the Fund provides will vary depending on current interest rates and the specific securities in the portfolio. However, since longer term rates are generally less volatile than short-term rates, the Fund's income may fluctuate less than a money market fund's income.

The Fund has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. government securities. This new policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolio will likely decline.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Limited-Term Government Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns before taxes for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The return for 2001 reflects an expense limitation and would have been lower without the limitation.

During the ten years illustrated in this bar chart, the Fund's highest quarterly return was 4.49% for the quarter ended December 31, 1998 and its lowest quarterly return was -1.45% for the quarter ended March 31, 1994.

The maximum Class A sales charge of 2.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph and in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table below do include the sales charge.

Year-by-year total return (Class A)

5.62%    5.31%   -1.88%    8.71%    3.69%    5.23%    7.46%    1.07%    8.59%    8.16%
1992     1993     1994     1995     1996     1997     1998     1999     2000     2001


Average annual returns
for periods ending 12/31/01

                                                               1 year     5 years    10 years or
                                                                                       lifetime**
---------------------------------------------------------------------------------------------------
Class A return before taxes                                     5.16%       5.47%        4.85%

Class A return after taxes on distributions                     2.84%       2.90%        2.18%

Class A return after taxes on distributions                     3.10%       3.05%        2.49%
   and sale of fund shares

Class B return before taxes*                                    5.22%       5.17%        4.67%

Class C return before taxes*                                    6.20%       5.16%        4.86%

Merrill Lynch One-to-Three Year Treasury Index                  8.40%       6.63%        6.11%
   (reflects no deduction for fees, expenses or taxes)

  The Fund's returns are compared to the performance of the Merrill Lynch One-to-Three Year Treasury Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

 *If shares were not redeemed, the returns for Class B would be 7.22%, 5.17% and 4.67% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 7.20%, 5.16% and 4.86% for the one-year, five-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A, Class B and Class C shares of the Fund were November 24, 1985, May 2, 1994 and November 28, 1995, respectively. Index returns are for 10 years. Index returns for Class B and Class C lifetimes were 6.66% and 6.36%, respectively

Sales charges are fees paid directly   CLASS                                                A           B            C
from your investments when you buy     Maximum sales charge (load) imposed on
or sell shares of each Fund.              purchases as a percentage of offering price      2.75%        none         none

                                       Maximum contingent deferred sales charge (load)
                                          as a percentage of original purchase price or
                                       redemption price, whichever is lower                 none(1)       2%(2)        1%(3)

                                       Maximum sales charge (load) imposed on
                                          reinvested dividends                              none        none         none

                                       Redemption fees                                      none        none         none
---------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are     Management fees                                      0.50%      0.50%        0.50%
deducted from the Fund's assets.
                                       Distribution and service (12b-1) fees                0.15%(4)   1.00%        1.00%

                                       Other expenses                                       0.43%      0.43%        0.43%

                                       Total operating expenses                             1.08%      1.93%        1.93%

                                       Fees waivers and payments(5)                        (0.33%)    (0.33%)      (0.33%)

                                       Net expenses                                         0.75%      1.60%        1.60%

                                      CLASS(7)       A           B            B           C            C
                                                                  (if redeemed)           (if redeemed)
This example is intended to help      1 year      $349        $163         $363        $163         $263
you compare the cost of investing
in the Fund to the cost of            3 years     $577        $574         $674        $574         $574
investing in other mutual funds
with similar investment objectives.   5 years     $823      $1,011       $1,011      $1,011       $1,011
We show the cumulative amount of
Fund expenses on a hypothetical       10 years  $1,527      $1,706       $1,706      $2,227       $2,227
investment of $10,000 with an
annual 5% return over the time
shown.6 This is an example only,
and does not represent future
expenses, which may be greater or
less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 2%, which declines to 1% during the third year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Board of Trustees set the 12b-1 plan expenses for the Fund's Class A shares at 0.15%. Expenses under the plan will not be more than 0.30%.
(5) Effective July 1, 2001, the investment manager contracted to waive fees and pay expenses through February 28, 2003 in order to prevent total operating expenses (excluding 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year and total operating expenses without expense waivers for years two through ten.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately five years. Information for years six through ten reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


We invest primarily in short- and intermediate-term fixed income securities including:

o securities issued or guaranteed by the U.S. government such as U.S.
  Treasuries,

o securities issued by U.S. government agencies or instrumentalities such as securities of the Government National Mortgage Association.

We may invest in instruments that use these government securities as collateral. We may invest up to 20% of the Fund's net assets in corporate notes and bonds, certificates of deposit and obligations of both U.S. and foreign banks, commercial paper, certain asset-backed securities and non-agency mortgage-backed securities.

The Fund's level of income and the stability of its share price will be directly affected by changes in short- and intermediate-term interest rates. We anticipate that the level of income could be higher than a money market fund. However, the Fund's share price will increase and decrease with changes in interest rates. This makes its risk level greater than that of a money market fund.

We strive to reduce the effects of interest rate changes on the share price by keeping the average effective maturity below five years. The average effective maturity is determined by averaging the individual effective maturity of all securities in the portfolio. If we believe that interest rates are historically low, we may shorten the average effective maturity to three years or less. Conversely, if we believe rates are high and therefore likely to go lower, we may increase average effective maturity to as high as five years. We may purchase individual securities with a remaining maturity of up to 15 years.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective was changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                       Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury bills,             We may invest without limit in U.S. Treasury securities,
notes and bonds of varying maturities. U.S. Treasury                 though they are typically not our largest holding because
securities are backed by the "full faith and credit" of the          they generally do not offer as high a level of current
United States.                                                       income as other fixed-income securities.

Mortgage-backed securities: Fixed-income securities that             There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving               securities.
principal and interest payments as the underlying mortgage
loans are paid back. Many are issued and guaranteed against
default by the U.S. government or its agencies or                    We may invest up to 35% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage            securities issued by private entities if at the time they
Corporation, Fannie Mae and the Government National Mortgage         are issued they are 100% collateralized by securities or
Association. Others are issued by private financial                  certificates issued or guaranteed by the U.S. government,
institutions, with some fully collateralized by certificates         its agencies or instrumentalities. These securities must be
issued or guaranteed by the government or its agencies or            rated in one of the two highest categories by a nationally
instrumentalities.                                                   recognized statistical ratings organization (NRSRO) at the time of purchase.

                                                                     The Fund may also invest in mortgage-backed securities that are not government securities and are not directly
                                                                     guaranteed by the U.S. government in any way. They are
                                                                     secured by the underlying collateral of the private issuer.
                                                                     These include collateralized mortgage obligations (CMOs),
                                                                     real estate mortgage investment conduits (REMICs) and
                                                                     commercial mortgage-backed securities (CMBSs). We may invest in these securities only if they are rated in the highest
                                                                     quality category, such as AAA, by an NRSRO. However, the
                                                                     Fund may not invest more than 20% of its net assets in
                                                                     securities that are not government securities or do not use government securities as collateral.

Asset-backed securities: Bonds or notes backed by accounts           We may invest only in asset-backed securities rated in the
receivable including home equity, automobile or credit               highest quality category, such as AAA, by an NRSRO. However,
loans.                                                               we may not invest more than 20% of the Fund's net assets in securities (including these asset-backed securities) that
                                                                     are not government securities or do not use government
                                                                     securities as collateral.

Repurchase agreements: An agreement between a buyer of               Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities in          investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a          into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,            collateral of at least 102% of the repurchase price. The
plus an amount equal to an agreed upon interest rate.                Fund will only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to              collateral is comprised of U.S. government securities.
cash.

Interest rate swap and index swap agreements: In an interest         We may use interest rate swaps to adjust the Fund's
rate swap, a fund receives payments from another party based         sensitivity to interest rates, or to hedge against changes
on a floating interest rate in return for making payments            in interest rates.
based on a fixed interest rate. An interest rate swap can
also work in reverse, with a fund receiving payments based           Index swaps may be used to gain exposure to markets that the
on a fixed interest rate and making payments based on a              Fund invests in, such as the corporate bond market.
floating interest rate. In an index swap, a fund receives
gains or incurs losses based on the total return of an               Interest rate swaps and index swaps will be considered
index, in exchange for making fixed or floating interest             illiquid securities (see below).
rate payments to another party.

Restricted securities: Privately placed securities whose             We may invest in privately placed securities including those
resale is restricted under securities law.                           that are eligible for resale only among certain
                                                                     institutional buyers without registration, which are
                                                                     commonly known as "Rule 144A Securities." Other restricted securities must be limited to 10% of total Fund assets.

Illiquid securities: Securities that do not have a ready             We may invest up to 10% of total assets in illiquid
market and cannot be easily sold within seven days at                securities.
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including certificates of deposit and obligations of both U.S. and foreign banks; corporate debt and commercial paper; and American Depositary Receipts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table on page 6.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. Portfolio turnover We anticipate that the Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of a year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                              Risks                                                  How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond              high quality individual bonds that we believe can provide a
market - will decline in value because of factors such as            steady stream of income regardless of interim fluctuations
economic conditions, future expectations or investor                 in the bond market. We generally do not buy and sell
confidence.                                                          securities for short-term purposes.

Index swaps are subject to the same market risks as the              In evaluating the use of an index swap, we carefully
investment market or sector that the index represents.               consider how market changes could affect the swap and how
Depending on the actual movements of the index and how well          that compares to us investing directly in the market the
the portfolio manager forecasts those movements, a fund              swap is intended to represent.
could experience a higher or lower return than anticipated.

Industry and security risk is the risk that the value of             We diversify the Fund's assets across a variety of sectors
securities in a particular industry or the value of an               in the bond market. We also follow a rigorous selection
individual stock or bond will decline because of changing            process before choosing securities for the portfolio.
expectations for the performance of that industry or for the individual company issuing the stock or bond.

Interest rate risk is the risk that securities, particular           Interest rate risk is the most significant risk for this
bonds with longer maturities, will decrease in value if              Fund. In striving to manage this risk, we monitor economic
interest rates rise.                                                 conditions and the interest rate environment. We keep the
                                                                     average maturity of the portfolio as short as is prudent, in
Swaps may be particularly sensitive to interest rate                 keeping with our objective to provide high current income.
changes. Depending on the actual movements of interest rates
and how well the portfolio manager anticipates them, a Fund          We will not invest in swaps with maturities of more than two
could experience a higher or lower return than anticipated.          years. Each business day we will calculate the amount the
                                                                     Fund must pay for swaps it holds and will segregate enough cash or other liquid securities to cover that amount.

Credit risk is the possibility that a bond's issuer (or an           By focusing primarily on U.S. Treasury securities and other
entity that insures the bond) will be unable to make timely          securities that are backed by the U.S. government, we
payments of interest and principal.                                  minimize the possibility that any of the securities in our portfolio will not pay interest or principal. U.S.
                                                                     government securities are generally considered to be of the highest quality.

                                                                     When selecting non-government securities and the dealers
                                                                     with whom we do interest rate swaps, we focus on those with high quality ratings and do careful credit analysis before investing.

Prepayment risk is the risk that homeowners will prepay              We take into consideration the likelihood of prepayment when
mortgages during periods of low interest rates, forcing a            we select mortgages. We may look for mortgage securities
fund to reinvest their money at interest rates that might be         that have characteristics that make them less likely to be
lower than those on the prepaid mortgage. Prepayment risk            prepaid, such as low outstanding loan balances or
may also affect other types of debt securities, but                  below-market interest rates.
generally to a lesser extent than mortgage securities.

Liquidity risk is the possibility that securities cannot be          U.S. Treasuries and other U.S. government debt securities
readily sold within seven days at approximately the price            are typically the most liquid securities available.
that a fund values them.                                             Therefore, liquidity risk is not a significant risk for this
                                                                     Fund.

                                                                     Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest
                                                                     rate swaps.

8

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.31% of average daily net assets for the last fiscal year.

Portfolio managers

Paul Grillo and Stephen R. Cianci have day-to-day responsibilities for making investment decisions for the Fund.

Paul Grillo, Vice President/Senior Portfolio Manager of the Fund, holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Mr. Grillo became co-manager of the Fund in January 1999. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Stephen R. Cianci, Vice President/Portfolio Manager of the Fund, holds a BS and an MBA in finance from Widener University. Mr. Cianci became co-manager of the Fund in January 1999. He joined Delaware Investments' Fixed-Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                          -------------------------------
                                                 Board of Trustees
--------------------------------          -------------------------------            --------------------------
     Investment manager                                                                      Custodian
 Delaware Management Company              -------------------------------                JPMorgan Chase Bank
     2005 Market Street                              The Fund                        4 Chase Metrotech Center
 Philadelphia, PA 19103-7094              -------------------------------                 Brooklyn, NY 11245
--------------------------------                                                     ---------------------------
                                      -------------------------------
                                            Distributor                   -----------------------------
-------------------------------       Delaware Distributors, L.P.                 Service agent
     Portfolio managers                   2005 Market Street              Delaware Service Company, Inc.
  (see page 9 for details)            Philadelphia, PA 19103-7094              2005 Market Street
-------------------------------       ---------------------------          Philadelphia, PA 19103-7094
                                                                          ------------------------------
                           ---------------------------------------
                              Financial intermediary wholesaler
                             Lincoln Financial Distributors, Inc.
                                      2001 Market Street
                                 Philadelphia, PA 19103-7055
                           ---------------------------------------

                                          ------------------------
                                             Financial advisors
                                          ------------------------

                                          ------------------------
                                                Shareholders
                                          ------------------------


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Limited-Term Government Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A

   o Class A shares have a front-end sales charge of up to 2.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

   o If you invest $100,000 or more, your front-end sales charge will be reduced.

   o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

   o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently 0.15%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

   o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.


Class A Sales Charges

------------------------------------------------------------------------------------------------------------
                             Sales charge as %         Sales charge as %        Dealer's commission as
Amount of purchase           of offering price         of amount invested        % of offering price
------------------------------------------------------------------------------------------------------------
Less than $100,000                2.75%                       2.83%                      2.35%

  $100,000 but
 under $250,000                   2.00%                       2.05%                      1.75%

  $250,000 but
 under $1 million                 1.00%                       1.01%                      0.75%
------------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year unless a specific waiver of the charge applies.

------------------------------------------------------------------------------------------------------------
                             Sales charge as %         Sales charge as %        Dealer's commission as
Amount of purchase           of offering price         of amount invested        % of offering price
------------------------------------------------------------------------------------------------------------
$1 million up to $5 million        none                      none                       0.50%

   Next $20 million
   up to $25 million               none                      none                       0.25%
------------------------------------------------------------------------------------------------------------

Class B

   o Class B shares have no front-end sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within three years after you buy them.

   o If you redeem Class B shares during the two years after you buy them, the shares will be subject to a contingent deferred sales charge of 2%. The contingent deferred sales charge is 1% during the third year, and 0% thereafter.

   o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

   o For approximately five years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

   o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

   o Approximately five years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently 0.15%). Conversion may occur as late as three months after the fifth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

   o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C


   o Class C shares have no front-end sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

   o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

   o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

   o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

   o Unlike Class B shares, Class C shares do not automatically convert into another class.

   o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.


Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Share class
    Program                       How it works                                 A                     B                  C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent          Through a Letter of Intent you agree to              X            Although the Letter of Intent and Rights
                          invest a certain amount in Delaware                               of Accumulation do not apply to the
                          Investments Funds (except money market funds                      purchase of Class B and Class C shares,
                          with no sales charge) over a 13-month period                      you can combine your purchase of Class A
                          to qualify for reduced front-end sales                            shares with your purchase of Class B and
                          charges.                                                          Class C shares to fulfill your Letter of
                                                                                            Intent or qualify for Rights of
                                                                                            Accumulation.

Rights of Accumulation    You can combine your holdings or purchases of        X
                          all funds in the Delaware Investments family
                          (except money market funds with no sales
                          charge) as well as the holdings and purchases
                          of your spouse and children under 21 to
                          qualify for reduced front-end sales charges.

Reinvestment of           Up to 12 months after you redeem shares, you   For Class A, you   For Class B, your       Not available.
Redeemed Shares           can reinvest the proceeds without paying a     will not have to   account will be
                          sales charge as noted to the right.            pay an additional  credited with the
                                                                         front-end sales    contingent deferred
                                                                         charge.            sales charge you
                                                                                            previously paid on
                                                                                            the amount you are
                                                                                            reinvesting. Your
                                                                                            schedule for
                                                                                            contingent deferred
                                                                                            sales charges and
                                                                                            conversion to Class
                                                                                            A will not start
                                                                                            over again; it will
                                                                                            pick up from the
                                                                                            point at which you
                                                                                            redeemed your
                                                                                            shares.

SIMPLE IRA, SEP/IRA,      These investment plans may qualify for               X            There is no reduction in sales charges
SAR/SEP, Prototype        reduced sales charges by combining the                            for Class B or Class C shares for group
Profit Sharing, Pension,  purchases of all members of the group.                            purchases by retirement plans.
401(k), SIMPLE 401(k),    Members of these groups may also qualify to
403(b)(7), and 457        purchase shares without a front-end sales
Retirement Plans          charge and may qualify for a waiver of any
                          contingent deferred sales charges.

------------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
(IRA) or Roth IRA, under the Uniform Gifts to Minors Act, or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of $25 or more. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

Retirement plans

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of $100,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A HAND HOLDING A PEN]

Through checkwriting

You may redeem Class A shares by writing checks of $500 or more. Checks must be signed by all owners of the account unless you indicate otherwise on your Investment Application. The checkwriting feature is not available for retirement plans. Also, because dividends are declared daily, you may not close your account by writing a check. When you write checks you are subject to bank regulations and may be subject to a charge if the check amount exceeds the value of your account.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

--------------------------------------------------------------------------------

Automatic Investment Plan

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Online Account Access

Account access is a password protected area of the Delaware Investments Web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Electronic Delivery

With Delaware eDelivery you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at anytime, from anywhere.

Dividend Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service

Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes

Dividends are declared daily and paid monthly. Short-term capital gains if any, may be paid quarterly, but the board of trustees may choose to distribute them less frequently. Long-term capital gains, if any, will be distributed annually. We automatically reinvest all dividends and capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds

The Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both the Fund and Foundation Funds as a result of these transactions.

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              Class A


                                                                                                           Year ended
Delaware Limited-Term                                                                                           12/31
Government Fund                                               2001(2)      2000         1999         1998        1997
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.430      $8.270       $8.700      $8.620       $8.770

Income (loss) from investment operations:

Net investment income                                           0.423       0.522        0.519       0.540        0.601

Net realized and unrealized gain (loss)
   on investments                                               0.238       0.161       (0.429)      0.079       (0.150)
                                                               ------      ------       ------      ------       ------

Total from investment operations                                0.661       0.683        0.090       0.619        0.451
                                                               ------      ------       ------      ------       ------
Less dividends and distributions from:

Net investment income                                          (0.491)     (0.523)      (0.520)     (0.539)      (0.601)

Total dividends and distributions                              (0.491)     (0.523)      (0.520)     (0.539)      (0.601)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $8.600      $8.430       $8.270      $8.700       $8.620
                                                               ======      ======       ======      ======       ======

Total return(1)                                                 8.16%       8.59%        1.07%       7.46%        5.23%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                      $208,152    $208,565     $262,776    $317,329     $355,079

Ratio of expenses to average net assets                         0.89%       1.13%        1.00%       1.01%        0.98%

Ratio of expenses to average net assets
prior to expense limitation and expenses
paid indirectly                                                 1.08%       1.13%        1.00%       1.01%        0.98%

Ratio of net investment income to
average net assets                                              4.92%       6.36%        6.12%       6.32%        6.85%

Ratio of net investment income to
average net assets prior to expense
limitation and expenses paid indirectly                         4.73%       6.36%        6.12%       6.32%        6.85%

Portfolio turnover                                               386%        273%         175%         69%          79%
----------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the year ended December 31, 2001.
(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share $0.068 and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting.


How to read the Financial highlights

Net investment income

Net investment income includes dividend and interest income earned from the Fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders is listed under "Less distributions-Distributions from net realized gain on investments."

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

                                                Class B                                                              Class C

                                             Year ended                                                           Year ended
                                                  12/31                                                                12/31
   2001(2)      2000       1999       1998         1997                2001(2)     2000        1999        1998         1997
---------------------------------------------------------        ------------------------------------------------------------
   $8.430      $8.270     $8.700     $8.620      $8.770               $8.430      $8.270       $8.700      $8.620      $8.770



   0.348        0.453      0.447      0.467       0.522                0.347       0.453        0.447       0.467       0.524


   0.238        0.160     (0.429)     0.079      (0.150)               0.238       0.160       (0.431)      0.079      (0.152)
  ------       ------     ------     ------      ------               ------      ------       ------      ------      ------

   0.586        0.613      0.018      0.546       0.372                0.585       0.613        0.016       0.546       0.372
  ------       ------     ------     ------      ------               ------      ------       ------      ------      ------



  (0.416)      (0.453)    (0.448)    (0.466)     (0.522)              (0.415)     (0.453)      (0.446)     (0.466)     (0.522)

  (0.416)      (0.453)    (0.448)    (0.466)     (0.522)              (0.415)     (0.453)      (0.446)     (0.466)     (0.522)
  ------       ------     ------     ------      ------               ------      ------       ------      ------      ------

  $8.600       $8.430     $8.270     $8.700      $8.620               $8.600      $8.430       $8.270      $8.700      $8.620
  ======       ======     ======     ======      ======               ======      ======       ======      ======      ======

   7.22%        7.68%      0.22%      6.55%       4.35%                7.20%       7.68%        0.20%       6.56%       4.34%



 $21,743       $8,600    $12,483    $13,900     $12,119              $21,386      $4,506       $6,638      $4,932      $3,580

   1.74%        1.98%      1.85%      1.86%       1.83%                1.74%       1.98%        1.85%       1.86%       1.83%



   1.93%        1.98%      1.85%      1.86%       1.83%                1.93%       1.98%        1.85%       1.86%       1.83%


   4.07%        5.51%      5.27%      5.47%       5.98%                4.07%       5.51%        5.27%       5.47%       5.98%



   3.88%        5.51%      5.27%      5.47%       5.98%                3.88%       5.51%        5.27%       5.47%       5.98%

    386%         273%       175%        69%         79%                 386%        273%         175%         69%         79%
--------------------------------------------------------------------------------------------------------------------------------

Total return

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets

We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover rate has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

--------------------------------------------------------------------------------

Amortized cost

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity

An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital

The amount of money you invest.

Capital appreciation

An increase in the value of an investment.

Capital gains distributions

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission

The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding

Earnings on an investment's previous earnings.

Consumer Price Index (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)

Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond

A debt security issued by a corporation. See bond.

Depreciation

A decline in an investment's value.

Diversification

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Merrill Lynch One-to-Three Year Treasury Index

An unmanaged index of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. It does not include inflation linked U.S. government bonds.

NASD Regulation, Inc. (NASDR(SM))

The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization  (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net Assets

Net assets for purposes of each Fund's 80% policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

Net asset value (NAV)

The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Principal

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem

To cash in your shares by selling them back to the mutual fund.

Risk

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge

Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act

Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware
Investments(SM)
--------------------------------------
a member of Lincoln Financial Group(R)






                       This page intentionally left blank

Delaware Limited-Term Government Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

Limited-Term Retail Fund Fund Symbols

                                                         CUSIP         NASDAQ
                                                         -----         ------
Delaware Limited-Term Government Fund Class A           245912308       DTRIX
Delaware Limited-Term Government Fund Class B           245912605       DTIBX
Delaware Limited-Term Government Fund Class C           245912704       DTICX


Delaware
Investments(SM)
--------------------------------------
a member of Lincoln Financial Group(R)


PR-022 [--] BUR 2/02

Delaware
Investments(SM)
--------------------------------------
a member of Lincoln Financial Group(R)


FIXED INCOME

Prospectus

February 28, 2002


Delaware
Limited-Term Government Fund
Institutional Class

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

................................................................................
Fund profile                                               page 2
Delaware Limited-Term Government Fund                           2
................................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
................................................................................
Who manages the Fund                                       page 9
Investment manager                                              9
Portfolio managers                                              9
Who's who?                                                     10
................................................................................
About your account                                        page 11
Investing in the Fund                                          11
How to buy shares                                              12
How to redeem shares                                           13
Account minimum                                                14
Exchanges                                                      14
Dividends, distributions and taxes                             14
................................................................................
Certain management considerations                         page 15
................................................................................
Financial highlights                                      page 16
................................................................................
Glossary                                                  page 18

Profile: Delaware Limited-Term Government Fund

What is the Fund's goal?

   Delaware Limited-Term Government Fund seeks to provide a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

   o Investors with intermediate or long-term financial goals.

   o Investors seeking monthly income.

   o Investors who would like a relatively conservative income investment to help balance a growth-oriented long-term portfolio.

   o Investors seeking a high quality investment with a measure of capital preservation.

Who should not invest in the Fund

   o Investors with very short-term financial goals.

   o Investors who are unwilling to accept share prices that may fluctuate, especially, over the short term.

   o Investors who want an investment with a fixed share price, such as a money market fund.

What are the Fund's main investment strategies? We invest primarily in short- and intermediate-term U.S. government securities. These are debt securities issued or guaranteed by the U.S., such as U.S. Treasuries, securities issued by U.S. government agencies or instrumentalities, such as securities of the Government National Mortgage Association, and securities that are privately issued but are 100% collateralized by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. We may also invest up to 20% of the Fund's net assets in corporate notes and bonds, certificates of deposit and obligations of U.S. and foreign banks, commercial paper, certain asset-backed securities and non-agency mortgage-backed securities.

The level of income the Fund provides will vary depending on current interest rates and the specific securities in the portfolio. However, since longer term rates are generally less volatile than short-term rates, the Fund's income may fluctuate less than a money market fund's income.

The Fund has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. government securities. This new policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, the value of bonds in the portfolio will likely decline.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Limited-Term Government Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns before taxes for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns for one-year, five-year and ten-year periods. Delaware Limited-Term Government Fund's Institutional Class commenced operations on June 1, 1992. Return information for the Institutional Class for the periods prior to the time the Institutional Class commenced operations is calculated by taking the performance of Delaware Limited-Term Government Fund A Class and eliminating all sales charges that apply to Class A shares. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 plan payments, and performance may have been affected had such an adjustment been made. The Fund's past performance is not necessarily an indication of how it will perform in the future. The return for 2001 reflects an expense limitation and would have been lower without the limitation.

During the ten years illustrated in this bar chart, the Institutional Class' highest return was 4.53% for the quarter ended December 31, 1998 and its lowest return was -1.42% for the quarter ended March 31, 1994.

Year-by-year total return (Institutional Class)



 1992     1993     1994     1995     1996     1997     1998     1999     2000     2001

 5.77%    5.46%   -1.74%    8.87%    3.84%    5.39%    7.62%    1.22%    8.75%    8.34%


Average annual returns
for periods ending 12/31/01

                                                               1 year      5 years     10 years
                                                                                       (6/1/92)
-----------------------------------------------------------------------------------------------
Return before taxes                                             8.34%       6.23%        5.30%
Return after taxes on distributions                             5.87%       3.58%        2.56%
Return after taxes on distributions                             5.02%       3.63%        2.83%
   and sale of Fund shares
Merrill Lynch One-to-Three Year Treasury Index                  8.40%       6.63%        6.11%
   (reflects no deduction for fees, expenses or taxes)


The Fund's returns above are compared to the performance of the Merrill Lynch One-to-Three Year Treasury Index. You should remember that unlike the Fund, the index is unmanaged and does not include the costs of operating a mutual fund, such as the cost of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?


-------------------------------------------------------------------------------------------------------------------
You do not pay sales charges                 Maximum sales charge (load) imposed on
directly from your investments when             purchases as a percentage of offering price                   None
you buy or sell shares of the
Institutional Class.                         Maximum contingent deferred sales charge (load)
                                                as a percentage of original purchase price or
                                                redemption price, whichever is lower                          None

                                             Maximum sales charge (load) imposed on
                                                reinvested dividends                                          None

                                             Redemption fees                                                  None

                                             Exchange fees(1)                                                 None
------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are           Management fees                                                 0.50%
deducted from the Fund's assets.

                                             Distribution and service (12b-1) fees                            None

                                             Other expenses                                                  0.43%

                                             Total operating expenses                                        0.93%

                                             Fee waivers and payments2                                      (0.33%)

                                             Net expenses                                                    0.60%
--------------------------------------------------------------------------------------------------------------------
This example is intended to help             1 year                                                            $61
you compare the cost of investing
in the Fund to the cost of                   3 years                                                          $263
investing in other mutual funds
with similar investment objectives.          5 years                                                          $482
We show the cumulative amount of
Fund expenses on a hypothetical              10 years                                                       $1,113
investment of $10,000 with an
annual 5% return over the time
shown.(3) This is an example only,
and does not represent future
expenses, which may be greater or
less than those shown here.


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Effective July 1, 2001, the investment manager contracted to waive fees and pay expenses through February 28, 2003 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year and total operating expenses without expense waivers for years two through ten.

How we manage the Fund

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We invest primarily in short- and intermediate-term fixed income securities including:

o securities issued or guaranteed by the U.S. government such as U.S.
  Treasuries,

o securities issued by U.S. government agencies or instrumentalities such as securities of the Government National Mortgage Association.

We may invest in instruments that use these government securities as collateral. We may invest up to 20% of the Fund's net assets in corporate notes and bonds, certificates of deposit and obligations of both U.S. and foreign banks, commercial paper, certain asset-backed securities and non-agency mortgage-backed securities.

The Fund's level of income and the stability of its share price will be directly affected by changes in short- and intermediate-term interest rates. We anticipate that the level of income could be higher than a money market fund. However, the Fund's share price will increase and decrease with changes in interest rates. This makes its risk level greater than that of a money market fund.

We strive to reduce the effects of interest rate changes on the share price by keeping the average effective maturity below five years. The average effective maturity is determined by averaging the individual effective maturity of all securities in the portfolio. If we believe that interest rates are historically low, we may shorten the average effective maturity to three years or less. Conversely, if we believe rates are high and therefore likely to go lower, we may increase average effective maturity to as high as five years. We may purchase individual securities with a remaining maturity of up to 15 years.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective was changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                 How we use them
------------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations include Treasury             We may invest without limit in U.S. Treasury securities, though they
bills, notes and bonds of varying maturities. U.S.            are typically not our largest holding because they generally do not
Treasury securities are backed by the "full faith             offer as high a level of current income as other fixed-income
and credit" of the United States.                             securities.

------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income                      There is no limit on government-related mortgage-backed securities.
securities that represent pools of mortgages, with
investors receiving principal and interest                    We may invest up to 35% of net assets in mortgage-backed securities
payments as the underlying mortgage loans are paid            issued by private entities if at the time they are issued they are
back. Many are issued and guaranteed against                  100% collateralized by securities or certificates issued or guaranteed
default by the U.S. government or its agencies or             by the U.S. government, its agencies or instrumentalities. These
instrumentalities, such as the Federal Home Loan              securities must be rated in one of the two highest categories by a
Mortgage Corporation, Fannie Mae and the                      nationally recognized statistical rating organization (NRSRO) at the
Government National Mortgage Association. Others              time of purchase.
are issued by private financial institutions, with
some fully collateralized by certificates issued              The Fund may also invest in mortgage-backed securities that are not
or guaranteed by the government or its agencies or            government securities and are not directly guaranteed by the U.S.
instrumentalities.                                            government in any way. They are secured by the underlying collateral of the private issuer. These include collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs)
                                                              and commercial mortgage-backed securities (CMBSs). We may invest in these securities only if they are rated in the highest quality category, such as AAA, by an NRSRO. However, the Fund may not invest more than 20% of its net assets in securities that are not government securities or do not use government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------

Asset-backed securities: Bonds or notes backed by             We may invest only in asset-backed securities rated in the highest
accounts receivable including home equity,                    quality category, such as AAA, by an NRSRO. However, we may not invest
automobile or credit loans.                                   more than 20% of the Fund's net assets in securities (including these asset-backed securities) that are not government securities or do not use government securities as collateral.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a                 Typically, we use repurchase agreements as a short-term investment for
buyer of securities, such as a Fund, and a seller             the Fund's cash position. In order to enter into these repurchase
of securities in which the seller agrees to buy               agreements, the Fund must have collateral of at least 102% of the
the securities back within a specified time at the            repurchase price. The Fund will only enter into repurchase agreements
same price the buyer paid for them, plus an amount            in which the collateral is comprised of U.S. government securities.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.

------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In              We may use interest rate swaps to adjust the Fund's sensitivity to
an interest rate swap, a fund receives payments               interest rates, or to hedge against changes in interest rates.
from another party based on a floating interest
rate in return for making payments based on a                 Index swaps may be used to gain exposure to markets that the Fund
fixed interest rate. An interest rate swap can                invests in, such as the corporate bond market.
also work in reverse, with a fund receiving
payments based on a fixed interest rate and making            Interest rate swaps and index swaps will be considered illiquid
payments based on a floating interest rate. In an             securities (see below).
index swap, a fund receives gains or incurs losses
based on the total return of an index, in exchange
for making fixed or floating interest rate
payments to another party.
------------------------------------------------------------------------------------------------------------------------------------

Restricted securities: Privately placed securities            We may invest in privately placed securities including those that are
whose resale is restricted under securities law.              eligible for resale only among certain institutional buyers without registration, which are commonly known as "Rule 144A Securities."
                                                              Other restricted securities must be limited to 10% of total Fund assets.

------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a            We may invest up to 10% of total assets in illiquid securities.
ready market and cannot be easily sold within
seven days at approximately the price that a Fund
has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including certificates of deposit and obligations of both U.S. and foreign banks corporate debt and commercial paper; and American Depositary Receipts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table on page 6.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover will exceed, and may be considerably in excess of 100%. A turnover rate of 100% would occur if the Fund bought and sold all of the securities in its portfolio once in the course of a year. High turnover can result in increased transaction costs and tax liability for investors.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                               How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of             We maintain a long-term investment approach and focus on high quality
the securities in a certain market - like the                 individual bonds that we believe can provide a steady stream of income
stock or bond market - will decline in value                  regardless of interim fluctuations in the bond market. We generally do
because of factors such as economic conditions,               not buy and sell securities for short-term purposes.
future expectations or investor confidence.
                                                              In evaluating the use of an index swap, we carefully consider how
Index swaps are subject to the same market risks              market changes could affect the swap and how that compares to us
as the investment market or sector that the index             investing directly in the market the swap is intended to represent.
represents. Depending on the actual movements of
the index and how well the portfolio manager
forecasts those movements, a fund could experience
a higher or lower return than anticipated.

------------------------------------------------------------------------------------------------------------------------------------

Industry and security risk is the risk that the               We diversify the Fund's assets across a variety of sectors in the bond
value of securities in a particular industry or               market. We also follow a rigorous selection process before choosing
the value of an individual stock or bond will                 securities for the portfolio.
decline because of changing expectations for the
performance of that industry or for the individual
company issuing the stock or bond.

------------------------------------------------------------------------------------------------------------------------------------

Interest rate risk is the risk that securities,               Interest rate risk is the most significant risk for this Fund. In
particular bonds with longer maturities, will                 striving to manage this risk, we monitor economic conditions and the
decrease in value if interest rates rise.                     interest rate environment. We keep the average maturity of the portfolio as short as is prudent, in keeping with our objective to
Swaps may be particularly sensitive to interest               provide high current income.
rate changes. Depending on the actual movements of
interest rates and how well the portfolio manager             We will not invest in swaps with maturities of more than two years.
anticipates them, a Fund could experience a higher            Each business day we will calculate the amount the Fund must pay for
or lower return than anticipated.                             swaps it holds and will segregate enough cash or other liquid securities to cover that amount.

------------------------------------------------------------------------------------------------------------------------------------

Credit risk is the possibility that a bond's                  By focusing primarily on U.S. Treasury securities and other securities
issuer (or an entity that insures the bond) will              that are backed by the U.S. government, we minimize the possibility
be unable to make timely payments of interest and             that any of the securities in our portfolio will not pay interest or
principal.                                                    principal. U.S. government securities are generally considered to be of the highest quality.

                                                              When selecting non-government securities and the dealers with whom we do interest rate swaps, we focus on those with high quality ratings and do careful credit analysis before investing.

------------------------------------------------------------------------------------------------------------------------------------

Prepayment risk is the risk that homeowners will              We take into consideration the likelihood of prepayment when we select
prepay mortgages during periods of low interest               mortgages. We may look for mortgage securities that have
rates, forcing a Fund to reinvest their money at              characteristics that make them less likely to be prepaid, such as low
interest rates that might be lower than those on              outstanding loan balances or below-market interest rates.
the prepaid mortgage. Prepayment risk may also
affect other types of debt securities, but
generally to a lesser extent than mortgage
securities.

------------------------------------------------------------------------------------------------------------------------------------

Liquidity risk is the possibility that securities             U.S. Treasuries and other U.S. government debt securities are
cannot be readily sold within seven days at                   typically the most liquid securities available. Therefore, liquidity
approximately the price that a fund has valued                risk is not a significant risk for this Fund.
them.
                                                              Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest rate swaps.
------------------------------------------------------------------------------------------------------------------------------------


Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.31% of average daily net assets for the last fiscal year.


Portfolio managers

Paul A. Grillo and Stephen R. Cianci have day-to-day responsibilities for making investment decisions for the Fund.

Paul A. Grillo, Vice President/Senior Portfolio Manager of the Fund, holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Mr. Grillo became co-manager of the Fund in January 1999. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

Stephen R. Cianci, Vice President/Portfolio Manager of the Fund, holds a BS and an MBA in finance from Widener University. Mr. Cianci became co-manager of the Fund in January 1999. He joined Delaware Investments' Fixed-Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                          -------------------------------
                                                 Board of Trustees
--------------------------------          -------------------------------            --------------------------
     Investment manager                                                                      Custodian
 Delaware Management Company              -------------------------------                JPMorgan Chase Bank
     2005 Market Street                              The Fund                        4 Chase Metrotech Center
 Philadelphia, PA 19103-7094              -------------------------------                 Brooklyn, NY 11245
--------------------------------                                                     ---------------------------
                                      -------------------------------
                                            Distributor                   -----------------------------
-------------------------------       Delaware Distributors, L.P.                 Service agent
     Portfolio managers                   2005 Market Street              Delaware Service Company, Inc.
  (see page 9 for details)            Philadelphia, PA 19103-7094              2005 Market Street
-------------------------------       ---------------------------          Philadelphia, PA 19103-7094
                                                                          ------------------------------
                           ---------------------------------------
                              Financial intermediary wholesaler
                             Lincoln Financial Distributors, Inc.
                                      2001 Market Street
                                 Philadelphia, PA 19103-7055
                           ---------------------------------------


                                                             ------------------------
                                                                   Shareholders
                                                             ------------------------


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware Limited-Term Government Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; or

o registered investment advisors investing on behalf of clients who consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of institutional class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.


[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.


[GRAPHIC OMITTED: ILLUSTRATION OF A HAND HOLDING A PEN]

Through checkwriting

You may redeem Class A shares by writing checks of $500 or more. Checks must be signed by all owners of the account unless you indicate otherwise on your Investment Application. The checkwriting feature is not available for retirement plans. Also, because dividends are declared daily, you may not close your account by writing a check. When you write checks you are subject to bank regulations and may be subject to a charge if the check amount exceeds the value of your account.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes

Dividends are declared daily and paid monthly. Short-term capital gains if any, may be paid quarterly, but the board of trustees may choose to distribute them less frequently. Long-term capital gains, if any, will be distributed annually. We automatically reinvest all dividends and capital gains.

We automatically reinvest all dividends and capital gains.

Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from this Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds

The Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware Limited-Term Government Fund and Foundation Funds as a result of these transactions.

Financial highlights


The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                          Institutional Class
--------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended
Delaware Limited-Term                                                                                 12/31
Government Fund                                    2001(2)       2000         1999        1998         1997
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $8.430      $8.270       $8.700      $8.620       $8.770
Income (loss) from investment operations:
Net investment income                                0.437       0.534        0.531       0.553        0.605
Net realized and unrealized gain (loss)
   on investments                                    0.238       0.161       (0.428)      0.079       (0.150)
                                                    ------      ------       ------      ------       ------
Total from investment operations                     0.675       0.695        0.103       0.632        0.455
                                                    ------      ------       ------      ------       ------
Less dividends and distributions from:
Net investment income                               (0.505)     (0.535)      (0.533)     (0.552)      (0.605)
                                                    ------      ------       ------      ------       ------
Total dividends and distributions                   (0.505)     (0.535)      (0.533)     (0.552)      (0.605)
                                                    ------      ------       ------      ------       ------
Net asset value, end of period                      $8.600      $8.430       $8.270      $8.700       $8.620
                                                    ======      ======       ======      ======       ======

Total return(1)                                      8.34%       8.75%        1.22%       7.62%        5.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)             $7,116      $4,514       $4,448     $21,201      $32,902
Ratio of expenses to average net assets              0.74%       0.98%        0.85%       0.86%        0.83%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                   0.93%       0.98%        0.85%       0.86%        0.83%
Ratio of net investment income to
   average net assets                                5.07%       6.51%        6.27%       6.47%        6.98%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly           4.88%       6.51%        6.27%       6.47%        6.98%
Portfolio turnover                                    386%        273%         175%         69%          79%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager for the year ended December 31, 2001.
(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share $0.068 and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting.

How to read the Financial highlights

Net investment income

Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain
(loss) on investments

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less distributions-Distributions from realized gain on investments."

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets

We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover rate has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary


How to use this glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------

Amortized cost

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity

An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See also Nationally recognized statistical ratings organization.

Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital

The amount of money you invest.

Capital appreciation

An increase in the value of an investment.

Capital gains distributions

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding

Earnings on an investment's previous earnings.

Consumer Price Index (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond

A debt security issued by a corporation. See bond.

Cost basis

The original purchase price of an investment, used in determining capital gains and losses.

Depreciation

A decline in an investment's value.

Diversification

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Dividend distribution

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund' s average daily net assets.

Market capitalization

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Merrill Lynch One-to-Three Year Treasury Index

An unmanaged index of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. It does not include inflation linked U.S. government bonds.

NASD Regulation, Inc. (NASDR(SM))

The Independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net Assets

Net assets for purposes of each Fund's 80% policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

Net asset value (NAV)

The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding. Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Principal

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem

To cash in your shares by selling them back to the mutual fund.

Risk

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge

Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

                     Delaware
                     Investments(SM)
                     -------------------------------------
                     a member of Lincoln Financial Group(R)






                       This page intentionally left blank

Delaware Limited-Term Government Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Client Services Representative

800 510-4015

Delaphone Service

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-3363

Fund Symbols

Delaware Limited-Term Institutional Fund

                                            CUSIP               NASDAQ
Delaware Limited-Term
Government Fund
Institutional Class                        245912505             DTINK




Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




PR-047 [--] BUR 2/02

Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial advisor or call Delaware Investments at 800 523-1918, and shareholders of the Institutional Class should contact Delaware Investments at 800 510-4015.


INVESTMENT MANAGER
Delaware Management Company
2005 Market Street
Philadelphia, PA  19103-7094

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA  19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA  19103-7094

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA  19103-7094

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA  19103-7055

CUSTODIAN
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

-----------------------------------------------------

DELAWARE LIMITED-TERM GOVERNMENT FUND


A CLASS
B CLASS
C CLASS

INSTITUTIONAL CLASS


DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS


-----------------------------------------------------









PART B

STATEMENT OF
ADDITIONAL INFORMATION

-----------------------------------------------------


February 28, 2002











Delaware
Investments(sm)
--------------------------------------
A member of Lincoln Financial Group(R)

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 28, 2002


                  DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
                      Delaware Limited-Term Government Fund


                               2005 Market Street
                           Philadelphia, PA 19103-7094


          For more information about Institutional Class: 800 510-4015

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares: Nationwide 800 523-1918


         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800 362-7500


         Delaware Group Limited-Term Government Funds ("Limited-Term Funds") is a professionally-managed mutual fund of the series type which currently offers one series of shares: Delaware Limited-Term Government Fund (the "Fund").

         The Fund offers Class A Shares, Class B Shares, Class C Shares (Class A Shares, Class B Shares and Class C Shares together referred to as the "Fund Classes"), and Institutional Class shares ("Institutional Class"). All references to "shares" in this Part B refer to all Classes of shares of Limited-Term Funds, except where noted.


         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated February 28, 2002 and the current Prospectus for the Institutional Class dated February 28, 2002, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus relating to the Fund Classes and a Prospectus relating to the Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800 523-1918.

------------------------------------------------- -------------------------------------------------------------
TABLE OF CONTENTS                           Page                                                          Page
------------------------------------------------- -------------------------------------------------------------
Cover Page                                        Redemption and Exchange
------------------------------------------------- -------------------------------------------------------------
Investment Objective and Policies                 Income Dividends and Realized Securities Profits
                                  Distributions
------------------------------------------------- -------------------------------------------------------------
Accounting and Tax Issues                         Investment Management Agreement
------------------------------------------------- -------------------------------------------------------------
Performance Information                           Officers and Trustees
------------------------------------------------- -------------------------------------------------------------
Trading Practices and Brokerage                   General Information
------------------------------------------------- -------------------------------------------------------------
Purchasing Shares                                 Financial Statements
------------------------------------------------- -------------------------------------------------------------
Investment Plans                                  Appendix A - Ratings
------------------------------------------------- -------------------------------------------------------------
Determining Offering Price and                    Appendix B - Investment Objectives of the Funds in the
       Net Asset Value                                    Delaware Investments Family
------------------------------------------------- -------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

         Fundamental Restrictions- Limited-Term Funds has adopted the following restrictions for the Fund which cannot be changed without approval by the holders of a "majority" of the Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

The Fund shall not:
         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Restrictions- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         The Fund is also subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         The Fund shall not:
         1. Invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).

         2. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition, and except to the extent that an issuer of mortgage-backed securities may be deemed to be an investment company, provided that any such investment in securities of an issuer of a mortgage-backed security which is deemed to be an investment company will be subject to the limits set forth in Section 12(d)(1)(A) of the 1940 Act, as amended.

         The Fund has been advised by the staff of the SEC that it is the staff's position that, under the 1940 Act, the Fund may invest (a) no more than 10% of its assets in the aggregate in certain CMOs and REMICs which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the SEC, and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.

         3. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans and except that the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         4. Purchase or sell real estate but this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

         5. Purchase more than 10% of the outstanding voting or nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         6. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

         7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         8. Write, purchase or sell options, puts, calls or combinations thereof, except that the Fund may: (a) write covered call options with respect to any part or all of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Fund's total assets; (c) write secured put options; (d) purchase put options to the extent that the premiums on all outstanding put options do not exceed 2% of the Fund's total assets and only if the Fund owns the security covered by the put option at the time of purchase. The Fund may sell put options or call options previously purchased or enter into closing transactions with respect to such options.

          9. Enter into futures contracts or options thereon, except that the Fund may enter into futures contracts to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

         10. Purchase securities on margin or make short sales of securities.

         11. Invest in warrants or rights except where acquired in units or attached to other securities.

         12. Purchase or retain the securities of any issuer any of whose officers, trustees or security holders is a Trustee or officer of Limited-Term Funds or of its investment manager if or so long as the trustees and officers of Limited-Term Funds and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

         13. Invest in interests in oil, gas or other mineral exploration or development programs.

         14. Invest more than 10% of the Fund's total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

         15. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. Securities will not be purchased while the Fund has an outstanding borrowing.

         Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships.

         The Funds' investment objective and policies are described in the Prospectus. Certain additional investment information is provided below.

         The Fund will invest in securities for income earnings rather than trading for profit. The Fund will not vary portfolio investments, except to:

         1. eliminate unsafe investments and investments not consistent with the preservation of the capital or the tax status of the investments of the Fund;

         2. honor redemption orders, meet anticipated redemption requirements, and negate gains from discount purchases;

         3. reinvest the earnings from securities in like securities; or

         4. defray normal administrative expenses.

Average Effective Maturity
         The Fund limits its average effective dollar weighted portfolio maturity to no more than three to five years. However, many of the securities in which the Fund invests will have remaining maturities in excess of five years.

         Some of the securities in the Fund's portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Fund will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Fund's average effective maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

Mortgage-Backed Securities
         In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Fund may also invest up to 35% of its assets in securities issued by certain private, nongovernment corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). The Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency.

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of the Fund's net assets.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and certain REMICs also may be stripped.

         The Fund may also invest in CMOs, REMICs and commercial mortgage-backed securities (CMBS) that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. government, its agencies or instrumentalities ("non-agency mortgage-backed securities"). These securities are secured by the underlying collateral of the private issuer. The Fund may invest its assets in such privately-issued CMOs, REMICs and CMBS only if the securities are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). The Fund may not invest more than 20% of its assets in securities, including CMOs, REMICS and CMBS, that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. government, its agencies or instrumentalities.

         CMBS are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multi-family housing, retail shopping centers, office space, hotels and health care facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. CMBS are subject to credit risk, prepayment risk and extension risk. The Manager addresses credit risk by investing in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market. Unlike other asset classes, commercial loans have structural impediments to refinancing that include lockout periods, prepayment penalties, yield maintenance and defeasance. These devices reduce the uncertainty introduced by prepayment options. The Manager carefully analyzes the composition and proportions of various prepayment provisions to protect against unscheduled payments. Extension risk is the risk that balloon payments (i.e., the final payment on commercial mortgages, which are substantially larger than other periodic payments under the mortgage) are deferred beyond their originally scheduled date for payment. Extension risk measures the impact of a borrower's ability to pay the balloon payment in a timely fashion, while maintaining loan payments in accordance with the terms specified in the loan. For the investor, extension will increase the average life of the security, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. The Manager models and stress tests extension risk and invests only in structures where extension risk is acceptable under various scenarios.

Asset-Backed Securities
         The Fund may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future.

         Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.
         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore recoveries on repossessed collateral may not always be available to support payments on the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Options
         The Fund may purchase call options, write call options on a covered basis, write secured put options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

         The Fund may invest in options that are either Exchange listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close option positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will not, however, invest more than 10% of its assets in illiquid securities.

         A. Covered Call Writing--The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as Delaware Management Company (the "Manager") determines is appropriate in seeking to obtain the Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by the Fund, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirety offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options--The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. The advantage of purchasing call options is that the Fund may alter portfolio characteristics, and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same Fund as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on a Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the results that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

         C. Purchasing Put Options-- The Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 2% of the Fund's total assets. A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. However, the Fund must pay a premium for this right, whether it exercises it or not. The Fund will, at all times during which it holds a put option, own the security covered by such option.

         The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         D. Writing Put Options--The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Futures
         Futures contracts are agreements for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month. The Fund will not enter into futures contracts to the extent that more than 5% of the Fund's assets are required as futures contract margin deposits and will not engage in such transactions to the extent that obligations relating to such transactions exceed 20% of the Fund's assets.

         Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         In addition, when the Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its custodian, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

         The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of government securities at higher prices.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of government securities which the Fund intends to purchase.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of government securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell government securities from its portfolio to meet daily variation margin requirements. Such sales of government securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Corporate Debt
         The Fund may invest in corporate notes and bonds rated A or above. Excerpts from Moody's Investors Service, Inc. ("Moody's") description of those categories of bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations.

         Excerpts from Standard & Poor's ("S&P") description of those categories of bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances.

Commercial Paper
         The Fund may invest in short-term promissory notes issued by corporations which at the time of purchase are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's and A-1 by S&P are the highest investment grade category.

Bank Obligations
         The Fund may invest in certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Fund to a greater risk of loss. The Fund will only buy short-term instruments in nations where these risks are minimal. The Fund will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.

Portfolio Loan Transactions
         The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) Limited-Term Funds must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Limited-Term Funds know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

When-Issued and Delayed Delivery Securities
         The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Repurchase Agreements
         Under a repurchase agreement, the Fund acquires ownership and possession of a security, and the seller agrees to buy the security back at a specified time and higher price. If the seller is unable to repurchase the security, the Fund could experience delays and losses in liquidating the securities. To minimize this possibility, the Fund considers the creditworthiness of banks and dealers when entering into repurchase agreements.

Restricted Securities
         While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 10% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Concentration
         In applying the Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


ACCOUNTING AND TAX ISSUES

         The following supplements the information in the Classes' Prospectuses under the heading Dividends, distributions and taxes.


         When the Fund writes a call option, an amount equal to the premium received by it is included in the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has written expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.


         The premium paid by the Fund for the purchase of a put option is recorded in the section of the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a long- or short-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund sells the put option, it realizes a long- or short-term capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

         The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

         Regulated futures contracts held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Any unrealized gain or loss on futures contracts will therefore be recognized and deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. Therefore, adjustments are made to the tax basis in the futures contract to reflect the gain or loss recognized at year end.


         Other Tax Requirements -- The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund generally pay no federal income tax on the income and gains it distributes. The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.


         In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

         (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.



         The Code requires each Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31 and 100% of any undistributed amount from the prior year to you by December 31 of each year in order to avoid federal excise tax. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions", a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.



PERFORMANCE INFORMATION

         From time to time, the Fund may state total return for each Class in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life of fund, if applicable) periods. The Fund may also advertise aggregate and average compounded return information of each Class over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                      n
                                                P(1+T) = ERV


         Where:      P  =    a hypothetical initial purchase order of $1,000
                             from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                     T  =    average annual total return;

                     n  =    number of years;

                   ERV  =    redeemable value of the hypothetical
                             $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.


         The average annual total return performance is shown below for each Class through December 31, 2001, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 2.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all front-end sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made. The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed on December 31, 2001. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed on December 31, 2001 and therefore does not reflect the deduction of a CDSC.


         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.


                                             Average Annual Total Return(1)
    -------------------------------------------------------------------------------------------------------
                                           1 year     3 years    5 years    10 years   15 years
                                           ended       ended      ended      ended      ended      Life of
                                          12/31/01    12/31/01   12/31/01   12/31/01   12/31/01     Fund
    -------------------------------------------------------------------------------------------------------
    Class A Shares At Offer(2)               5.16%       4.89%      5.47%      4.85%      6.12%      6.26%
    (Inception 11/24/85)
    -------------------------------------------------------------------------------------------------------
    Class A Shares At NAV
    (Inception 11/24/85)                     8.16%       5.88%      6.06%      5.14%      6.32%      6.44%
    -------------------------------------------------------------------------------------------------------
    Institutional Class Shares
    (Inception 6/1/92)                       8.34%       6.05%      6.23%      5.30%      6.47%      6.57%
    -------------------------------------------------------------------------------------------------------
    Class B Shares Including CDSC
    (Inception 5/2/94)                       5.22%       4.68%      5.17%        N/A        N/A      4.67%
    -------------------------------------------------------------------------------------------------------
    Class B Shares Excluding CDSC
    (Inception 5/2/94)                       7.22%       4.98%      5.17%        N/A        N/A      4.67%
    -------------------------------------------------------------------------------------------------------
    Class C Shares Including CDSC
    (Inception 11/29/95)                     6.20%       4.97%      5.16%        N/A        N/A      4.86%
    -------------------------------------------------------------------------------------------------------
    Class C Shares Excluding CDSC            7.20%       4.97%      5.16%        N/A        N/A      4.86%
    (Inception 11/29/95)
    -------------------------------------------------------------------------------------------------------

1 The Manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with Limited-Term Funds on behalf of the Fund to limit operating expenses to 1.00% from the date of the initial public offering through July 31, 1986 and of each class to 0.75% (exclusive of 12b-1 payments with respect to Class A Shares) from February 25, 1991 until December 30, 1992 and of each class to 0.60% (exclusive of 12b-1 payments with respect to Class A, B, C and Institutional Class Shares) from July 1, 2001 until current. In the absence of such voluntary waivers, performance would have been affected negatively.
2 Effective June 9, 1997, the maximum front-end sales charge was reduced from 3.00% to 2.75%. The above performance numbers are calculated using 2.75% as the applicable sales charge for all time periods, and are more favorable than they would have been had they been calculated using the former front-end sales charges.

         The Fund may also quote the current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                a--b       6
                   YIELD = 2[(-------- + 1) -- 1]
                                 cd

          Where:     a   =   dividends and interest earned during the period;

                     b   =   expenses accrued for the period (net of
                             reimbursements);

                     c   =   the average daily number of shares outstanding
                             during the period that were entitled to receive dividends;

                     d   =   the maximum offering price per share on the last
                             day of the period.


         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The 30-day yields as of December 31, 2001 using this formula are shown below. Yield assumes the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. Actual yield may be affected by variations in front-end sales charges on investments. Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Fund in the future.


              ---------------------------------------------
              Class A Shares                     4.22%
              ---------------------------------------------
              Class B Shares                     3.49%
              ---------------------------------------------
              Class C Shares                     3.49%
              ---------------------------------------------
              Institutional Shares               4.49%
              ---------------------------------------------


         On December 31, 2001, the average effective weighted average portfolio maturity was 4.71 years for the Fund.


         Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the fund may change. Unlike money market funds, the Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset value will tend to rise when interest rates fall. Conversely, the Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset value as well as its yield before making a decision to invest.

         From time to time, the Fund may quote actual total return and/or yield performance for its Classes in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond an other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic stocks, and/or bonds, treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Educational IRAs) and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other funds, products, and services.

         The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.


         The following table is an example, for purposes of illustration only, of cumulative total return performance for each Class through December 31, 2001. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods. In addition, these calculations, as shown below, reflect maximum sales charges, if any, paid on the purchase or redemption of shares, as applicable, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares may be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance may have been affected had such an adjustment been made.

         The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.


                            Cumulative Total Return1
----------------------- ----------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
                          3 months    6 months    9 months    1 year     3 years    5 years     10 years   15 years
                            ended       ended      ended      ended       ended      ended       ended      ended      Life of
                          12/31/01    12/31/01   12/31/01    12/31/01   12/31/01    12/31/01    12/31/01   12/31/01      Fund
----------------------- ----------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
Class A Shares(2)
At Offer
(Inception 11/24/85)        -1.94%       1.82%      2.32%       5.16%     15.39%      30.51%      60.57%    143.92%     165.74%
----------------------- ----------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
Class A Shares
At NAV
(Inception 11/24/85)         0.77%       4.70%      5.20%       8.16%     18.71%      34.23%      65.14%    150.77%     173.18%
----------------------- ----------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
Institutional Class
Shares
(Inception 6/1/92)           0.83%       4.80%      5.33%       8.34%     19.26%      35.26%      67.62%    155.96%     178.84%
----------------------- ----------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
Class B Shares
Including CDSC
(Inception 5/2/94)          -1.44%       2.24%      2.50%       5.22%     14.71%      28.64%         N/A        N/A      41.94%
----------------------- ----------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
Class B Shares
Excluding CDSC
(Inception 5/2/94)           0.55%       4.24%      4.50%       7.22%     15.70%      28.64%         N/A        N/A      41.94%
----------------------- ----------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
Class C Shares
Including CDSC
(Inception 11/28/95)        -0.44%       3.23%      3.49%       6.20%     15.66%      28.59%         N/A        N/A      33.54%
----------------------- ----------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------
Class C Shares
Excluding CDSC
(Inception 11/28/95)         0.55%       4.23%      4.49%       7.20%     15.66%      28.59%         N/A        N/A      33.54%
----------------------- ----------- ----------- ---------- ----------- ---------- ----------- ----------- ---------- -----------

1 The Manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with Limited-Term Funds on behalf of the Fund to limit operating expenses to 1.00% from the date of the initial public offering through July 31, 1986 and of each class to 0.75% (exclusive of 12b-1 payments with respect to Class A Shares) from February 25, 1991 until December 30, 1992 and of each class to 0.60% (exclusive of 12b-1 payments with respect to Class A, B, C and Institutional Class Shares) from July 1, 2001 until current. In the absence of such voluntary waivers, performance would have been affected negatively.
2 Effective June 9, 1997, the maximum front-end sales charge was reduced from 3.00% to 2.75%. The above performance numbers are calculated using 2.75% as the applicable sales charge for all time periods, and are more favorable than they would have been had they been calculated using the former front-end sales charges.



         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Investments family of funds, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's investment disciplines, and investment disciplines of the funds in the Delaware Investments family, employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager's affiliates, including the number of such clients serviced by the Manager's affiliates.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                  Number
                                Investment        Price Per      of Shares
                                  Amount            Share        Purchased

                   Month 1        $100             $10.00           10
                   Month 2        $100             $12.50            8
                   Month 3        $100              $5.00           20
                   Month 4        $100             $10.00           10
                   -----------------------------------------------------
                                  $400             $37.50           48

         Total Amount Invested:  $400
         Total Number of Shares Purchased:  48
         Average Price Per Share:  $9.38 ($37.50/4)
         Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of the Fund.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. The Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         Portfolio transactions are executed by the Manager on behalf of the Fund in accordance with the standards described below.

         Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         As provided in the Securities Exchange Act of 1934 and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Limited-Term Funds believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Limited-Term Funds' Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the funds in the Delaware Investments family as a factor in the selection of brokers and dealers to execute portfolio transactions.


Portfolio Turnover
         Portfolio trading will be undertaken principally to accomplish the Portfolio's objective in relation to anticipated movements in the general level of interest rates. The Portfolio is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Portfolio will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always being incidental to transactions undertaken with a view to achieving the Portfolio's investment objective.


         Although the Fund trades principally to seek a high level of income and stability of principal and not for profits, the portfolio turnover may be high, particularly if interest rates are volatile. The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


         During the past two fiscal years ended December 31, 2000 and 2001, the Fund's portfolio turnover rates were 273% and 386%, respectively. The Fund's portfolio turnover for the fiscal years ended December 31, 2000 and 2001 was higher than normal, which primarily is attributable to volatility in the bond market throughout the year. The investment strategy for the Fund has not changed and we do expect the Fund's portfolio turnover rate to exceed 100% this year, unless unexpected market conditions prevail.



PURCHASING SHARES

         The Distributor serves as the national distributor for the Fund's shares and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Limited-Term Funds or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Limited-Term Funds will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Limited-Term Funds reserves the right to reject any order for the purchase of its shares of the Fund if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, relating to investment company sales charges. Limited-Term Funds and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 2.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 2% if shares are redeemed within two years of purchase; and (ii) 1% if shares are redeemed during the third year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for approximately five years after purchase. Class B Shares will automatically convert to Class A Shares at the end of approximately five years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.15% pursuant to Board action) of average daily net assets of such shares. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in the Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under the Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Limited-Term Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A, B and C Shares
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently, no more than 0.15% pursuant to Board action) of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within three years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately five years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently, no more than 0.15% pursuant to Board action) of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.


         For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amounts of 12b-1 Plan expenses relating to Class A Shares, Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.


Dealer's Commission
         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of the Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.


         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within three years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the fourth year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately five years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See Automatic Conversion of Class B Shares under Redemption and Exchange. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently, no more than 0.15% pursuant to Board action) of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than three years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the three-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 2% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within three years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares as described in this Part B, even after the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for five years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the fifth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the fifth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's fifth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the fifth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of the Fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.
         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Limited-Term Funds has adopted a separate plan for each of Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Class. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

         The Plans permit the Fund, pursuant to the Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Fund under the Plans, and the Fund's Distribution Agreement, is on an annual basis up to 0.30% of Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets for the year. Limited-Term Funds' Board of Trustees may reduce these amounts at any time. The Distributor has agreed to waive these distribution fees to the extent such fees for any day exceeds the net investment income realized by the Fund Classes for such day.

         On May 21, 1987, the Board of Trustees set the fee for Class A Shares, pursuant to its Plan, at 0.15% of average daily net assets. This fee was effective until May 31, 1992. Effective June 1, 1992, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plan, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A Shares which were originally purchased prior to June 1, 1992 in the Investors Series I class (which was converted into what is now referred to as Class A Shares) on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of the Investors Series I class), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by all other Class A Shares. While this is the method to be used to calculate the 12b-1 fees to be paid by Class A Shares, the fee is a Class expense so that all shareholders regardless of whether they originally purchased or received shares in the Investors Series I class, or in one of the other classes that is now known as Class A Shares will bear 12b-1 expenses at the same rate. While this describes the current formula for calculating the fees which will be payable under the Class A Shares' Plan beginning June 1, 1992, the Plan permits a full 0.30% on all assets of Class A Shares to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have been approved by the Board of Trustees of Limited-Term Funds, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Limited-Term Funds and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to the Fund Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must be approved by a majority of the outstanding voting Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees, including a majority of the noninterested trustees of Limited-Term Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Limited-Term Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended December 31, 2001, 12b-1 Plan payments from the Class A Shares, Class B Shares and Class C Shares are shown below.


    -----------------------------------------------------------------------------------

                                         Class A Shares   Class B Shares Class C Shares
    -----------------------------------------------------------------------------------
    Advertising                                  1,074              213            122
    -----------------------------------------------------------------------------------
    Annual/Semi-Annual Reports                   5,129              236            145
    -----------------------------------------------------------------------------------
    Broker Trails                              280,195           18,165         48,753
    -----------------------------------------------------------------------------------
    Broker Sales Charges                                         17,183
    -----------------------------------------------------------------------------------
    Dealer Service Expenses
    -----------------------------------------------------------------------------------
    Interest on Broker Sales Charges                             12,589          2,376
    -----------------------------------------------------------------------------------
    Commissions to Wholesalers                   1,990
    -----------------------------------------------------------------------------------
    Promotional-Broker Meetings
    -----------------------------------------------------------------------------------
    Promotional-Other                           13,339            2,967          1,981
    -----------------------------------------------------------------------------------
    Prospectus Printing                          3,080              241            134
    -----------------------------------------------------------------------------------
    Telephone
    -----------------------------------------------------------------------------------
    Wholesaler Expenses                          3,357           38,884         17,036
    -----------------------------------------------------------------------------------
    Other
    -----------------------------------------------------------------------------------
    Total                                      308,164           90,478         70,547
    -----------------------------------------------------------------------------------


Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
        From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
        Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

        Current and former officers, trustees/directors and employees of Limited-Term Funds, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.


        Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

        Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

        Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

        Limited-Term Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
        Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

        With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

        Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.


        A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares, above.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


Letter of Intention
        The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Limited-Term Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

        Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
        In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

        The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
        In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 2.00%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of the Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.


         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.


Group Investment Plans
        Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares described in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Institutional Class
         The Institutional Class is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.


         Shares of Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


INVESTMENT PLANS

Reinvestment Plan/Open Account
        Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). Confirmations of any distributions from realized securities profits will be mailed to shareholders in the first quarter of each fiscal year.

        Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for the Class B Shares and Class C Shares and the Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
        Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

        Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

        Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
        If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

        Holders of Class A Shares of the Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

        Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
        Direct Deposit Purchase Plan--Investors may arrange for the Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

        Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                               *     *     *

        Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

        Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
        Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Limited-Term Funds for proper instructions.


MoneyLineSM On Demand
        You or your investment dealer may request purchases of Fund Class shares by phone using MoneyLineSM On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions.


        It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
        Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

        Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

        Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.


Asset Planner
        To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.


        The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

        An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

        Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
        An investment in a Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including a 401(k) Defined Contribution Plan, an Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

        Among the retirement plans that Delaware Investments offers, Class B Shares are available only for Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 403(b)(7) Plans and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.


        Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

        For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.


        Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.


        Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Class, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

        It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

        Taxable distributions from the retirement plans described below may be subject to withholding.

        Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
        Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.


Individual Retirement Account ("IRA")
        A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

IRA Disclosures
        The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.


Deductible and Non-deductible IRAs
        An individual can contribute up to $2,000 to his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is not greater than $33,000 ($53,000 for taxpayers filing joint returns) for tax years beginning in 2001. A partial deduction is allowed for married couples with income not greater than $53,000 and less than $63,000, and for single individuals with AGI greater than $33,000 and less than $43,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

        Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 and defer taxes on interest or other earnings from the IRAs.

        Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

Conduit (Rollover) IRAs
        Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.


        A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
        For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).


        Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

        Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion was done prior to January 1, 1999, then the income from the conversion would have been included in income ratably over a four-year period beginning with the year of conversion.


Education IRAs
        For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

        This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI greater than $95,000 and less than $110,000, and for couples filing jointly with modified AGI of greater than $150,000 and less than $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any individual.


        Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.


        Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% tax if the distribution is not for qualified higher education expenses. Tax-free generally transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

Group IRAs or Group Roth IRAs
        An Employer or association of employer may establish a Group IRA for its employees or members who want to purchase shares of the Fund.

        Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% additional tax on the amount prematurely distributed, in addition to the regular income tax resulting from the distribution.

        Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the law allows for premature distribution without a 10% additional tax if (i) the amounts are used within 120 days of the distribution to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principal residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

        Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked.


Simplified Employee Pension Plan ("SEP/IRA")
        A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
        Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
        Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
        Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
        Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

SIMPLE IRA
        A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
        A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

        Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund after receipt of the order by the Fund, its agent, designee, or certain other authorized persons. See Distribution and Service under Investment Management Agreement. Orders for purchases of Class B Shares, Class C Shares and Institutional Class Shares are effected at the net asset value per share next calculated by the Fund after receipt of the order by the Fund, its agent, designee, or other authorized persons. Selling dealers are responsible for transmitting orders promptly.

        The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for the days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

        An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this Part B.

        The Fund's net asset value per share is computed by adding the value of all securities and other assets in the portfolio of the Fund, deducting any liabilities and dividing by the number of shares outstanding. Expenses and income are accrued daily. U.S. government and other debt securities are valued at the mean between the last reported bid and asked prices. Options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost. For all other securities and assets, including non-Exchange-traded options, the Manager uses methods approved by the Board of Trustees that are designed to price securities at their fair market value.

        Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Limited-Term Fund's 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of the Fund may vary. However, the net asset value per share of each Class is expected to be equivalent.


REDEMPTION AND EXCHANGE

        You can redeem or exchange your shares in a number of different ways. Exchanges are subject to the requirements of the Fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        In addition to redemption of Fund shares, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Limited-Term Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

        The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.


        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value below. Redemptions of Class B Shares made within three years of purchase are subject to a CDSC of 2% during the first two years of purchase and 1% during the third year of purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Purchasing Shares for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below, for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Fund nor its Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds available from Delaware Investments (in each case, "New Shares") in a permitted exchanged, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares.

Checkwriting Feature
        Shareholders of the Class A Shares and the Institutional Class holding shares for which certificates have not been issued may request on the investment application that they be provided with special forms of checks which may be issued to redeem their shares by drawing on the Delaware Group Limited-Term Government Funds, Inc.-Limited-Term Government Fund account with First Union Bank. Normally, it takes two weeks from the date the shareholder's initial purchase check clears to receive the check book. The use of any form of check other than the Fund's check will not be permitted unless approved by the Fund. The Checkwriting Feature is not available with respect to the Class B Shares, Class C Shares or for retirement plans.

        (1) Redemption checks must be made payable in an amount of $500 or more.

        (2) Checks must be signed by the shareholder(s) of record or, in the case of an organization, by the authorized person(s). If registration is in more than one name, unless otherwise indicated on the investment application or your checkwriting authorization form, these checks must be signed by all owners before the Fund will honor them. Through this procedure the shareholder will continue to be entitled to distributions paid on these shares up to the time the check is presented for payment.

        (3) If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares through the Checkwriting Feature, the Fund will not honor the redemption request unless it is reasonably satisfied of the collection of the investment check. A hold period against a recent purchase may be up to but not in excess of 15 days, depending upon the origin of the investment check.

        (4) If the amount of the check is greater than the value of the shares held in the shareholder's account, the check will be returned and the shareholder's bank may charge a fee.

        (5) Checks may not be used to close accounts.

        The Fund reserves the right to revoke the Checkwriting Feature of shareholders who overdraw their accounts or if, in the opinion of management, such revocation is otherwise in the Fund's best interest.

        Shareholders will be subject to bank's rules and regulations governing similar accounts. This service may be terminated or suspended at any time by the Fund's bank, the Fund or the Transfer Agent. As the Fund must redeem shares at their net asset value next determined (subject, in the case of Class A Shares, to any Limited CDSC), it will not be able to redeem all shares held in a shareholder's account by means of a check presented directly to the bank. The Fund and the Transfer Agent will not be responsible for the inadvertent processing of post-dated checks or checks more than six months old.

        Stop-Payment Requests--Investors may request a stop payment on checks by providing the Fund with a written authorization to do so. Oral requests will be accepted provided that the Fund promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Fund will use its best reasonable efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective.

        Return of Checks--Checks used in redeeming shares from a shareholder's account will be accumulated and returned semi-annually. Shareholders needing a copy of a redemption check before the regular mailing should contact Delaware Service Company, Inc. at 800 523-1918.


Written Redemption
        You can write to the Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.


        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.


Written Exchange
        You may also write to the Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.


Telephone Redemption and Exchange
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record

        The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.
A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.


MoneyLineSM On Demand
        You or your investment dealer may request redemptions of Fund shares by phone using MoneyLineSM On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions. See MoneyLineSM On Demand under Investment Plans.


Timing Accounts
        Right to Refuse Timing Accounts - With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or
(iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

        Redemptions of Timing Accounts - Proceeds from redemptions requested by Timing Accounts will be paid only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

        Restrictions on Timed Exchanges - Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Small Cap Value Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Trend Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

        The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

        Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
        Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

        Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

        The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waivers of Contingent Deferred Sales Charges, below.

        An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.


        Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLineSM Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

        The Systematic Withdrawal Plan is not available to the Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.


Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
        Purchased at Net Asset Value For purchases of $1,000,000, a Limited CDSC of 1% will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) if shares are redeemed during the first year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

        The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

        Redemptions of such Class A Shares held for more than one year will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the one-year holding period. The Limited CDSC is assessed if such one year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

        In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                             *      *      *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


INCOME DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

        It is the present policy of Limited-Term Funds to declare dividends from net investment income of the Fund on a daily basis. Dividends are declared at the time the offering price and net asset value are determined (see Determining Offering Price and Net Asset Value) each day the Fund is open and are paid monthly. Checks are normally mailed within three business days of that date. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

        Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Class A Shares, Class B Shares and the Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

        Dividends and realized securities profits distributions are automatically reinvested in additional shares of the Fund at the net asset value in effect on the payable date, and credited to the shareholder's account, unless an election to receive distributions in cash has been made by the shareholder. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

        Limited-Term Funds anticipates distributing to its shareholders substantially all of the Fund's net investment income. Any net short-term capital gains after deducting any net long-term capital losses (including carryforwards) would be distributed quarterly but, in the discretion of Limited-Term Funds' Board of Trustees, might be distributed less frequently. Distributions of net long-term gains, if any, realized on sales of investments will be distributed annually during the quarter following the close of the fiscal year.


         A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in a Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.


         Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.


         Any loss incurred on the redemption or exchange of shares held for six months or treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

         If you redeem some or all of yours shares in a Fund, and then reinvest the redemption proceeds in a Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss in your redemption, all or a portion of the sales charge that you paid on your original shares in a Fund is excluded from your tax basis in the shares sold and added to your tax basis for the new shares.

         A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. The rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Fund.



INVESTMENT MANAGEMENT AGREEMENT


        The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Fund, subject to the supervision and direction of Limited-Term Funds' Board of Trustees.

        The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On December 31, 2001, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $48 billion in assets in the various institutional or separately managed (approximately $25,945,275,000) and investment company (approximately $22,159,716,000) accounts.

        The Investment Management Agreement for the Fund is dated December 15, 1999 and was approved by shareholders on that date. The Agreement has an initial term of two years. The Agreement may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Limited-Term Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Limited-Term Funds or by the Manager. The Agreement will terminate automatically in the event of its assignment.

        The Investment Management Agreement provides that the Fund shall pay the Manager a management fee payable monthly and computed on the net asset value of the Fund as of each day at the following annual rate:

                             Management Fee Schedule
                 (as per percentage of average daily net assets)

                       0.50% on the first $500 million
                       0.475% on the next $500 million
                       0.45% on the next $1.5 billion
                       0.425% on assets in excess of $2.5 billion


        On December 31, 2001, the Fund's total net assets were $258,397,475. Investment management fees paid by the Fund for the fiscal years ended December 31, 2001, 2000 and 1999 amounted to $737,575, $1,242,107 and $1,625,199, respectively.

        Under the general supervision of the Board of Trustees, the Manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policy and makes and implements all investment decisions on behalf of the Fund. The Manager pays the salaries of all trustees, officers and employees of Limited-Term Funds who are affiliated with the Manager. The Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses.


Distribution and Service
        The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Fund's shares under a Distribution Agreement dated April 19, 2001. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plan. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Limited Term Funds' Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and/or renew the Fund's investment management agreement. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         The nature, extent and quality of the services provided by the investment adviser.

         The investment performance of the Fund's assets managed by the investment adviser.

         The fair market value of the services provided by the investment adviser.

         Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

         The extent to which the investment adviser has realized or will realize economies of scale as the Fund grows.

         Other benefits accruing to the investment adviser or its affiliates from its relationship with the Fund.

         The investment adviser's management of the operating expenses of the Fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

         In reviewing the Fund's investment management agreement, the Board of Trustees considered the Fund's performance relative to its peers and benchmark, the investment process and controls used in managing the Fund, the Fund's fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Fund and quality of other services provided to the Fund in addition to investment advice.

         The Board met in executive session to approve the investment management agreement, and was advised by outside counsel as to the adequacy of the materials provided. The Board was supportive of the changes made by the Chairman and Chief Executive Officer, Charles E. Haldeman, and felt that management had been responsive to the concerns expressed by the Board during the previous year. The Board reviewed the Adviser's efforts to improve the Fund's performance, which included hiring a fixed income team. The Board also took into consideration leadership changes within the Delaware Investments, the improvements that have been made to-date, and the resources and support that Delaware Investments received from its parent company. The Board was pleased with staffing upgrades and additions that had occurred within the Fund's investment adviser during the past year, which included the addition of a fixed income team, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. The Board found the Fund's fees to be in line with fees charged to comparable funds in the industry and noted, where relevant, that the investment adviser had implemented fee waivers to reduce the fees of the Fund.

         The Board also reviewed the quality of services performed by the investment adviser's affiliates on behalf of the Fund, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment adviser's affiliate for the quality of service it provided to Fund investors.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Fund's financial intermediary distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Fund shares through Financial Intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Fund shares for any calendar year is tied to the aggregate value of sales made by LFD during such calendar year with respect to (i) shares of Delaware Investments' non-money market retail funds;
(ii) shares of Delaware Group Premium Fund sold through the products for which LFD acts as a wholesaler; and (iii) wrap separate account products (the products described in (i), (ii) and (iii) are referred to collectively as the "Wholesaler Products") according to the following schedule:

        ---------------------------------------------------------- --------------------------------------------------
         Aggregate Value of Wholesaler Product Sales in Calendar               Compensation Paid to LFD
                                  Year                                   (% of NAV of Fund shares sold by LFD)
        ---------------------------------------------------------- --------------------------------------------------
        $3.75 billion or less                                                            0.45%
        ---------------------------------------------------------- --------------------------------------------------
        More than $3.75 billion, but less than $4.5 billion                              0.50%
        ---------------------------------------------------------- --------------------------------------------------
        $4.5 billion and above                                                           0.55%
        ---------------------------------------------------------- --------------------------------------------------

         In addition to the non-recurring fee discussed above, the Distributor pays LFD a continuing fee at the annual rate of 0.04% of the average daily net assets of shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.

         The fees associated with LFD's services to the Fund are borne exclusively by the Distributor and not by the Fund.


        The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated as of April 19, 2001. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.


        The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.


OFFICERS AND TRUSTEES

        The business and affairs of Limited-Term Funds are managed under the direction of its Board of Trustees.


        Certain officers and trustees of Limited-Term Funds hold identical positions in each of the other funds in the Delaware Investments family. On January 31, 2001, Limited-Term Funds' officers and trustees owned less than 1% of the outstanding shares of each Class of the Fund.

        As of January 31, 2002, management believes the following shareholders held of record 5% or more of the outstanding shares of a Class. Management does not have knowledge of beneficial owners.


------------------------------------------- ---------------------------------------------------- ---------------- --------------
Class                                       Name and Address of Account                             Share Amount     Percentage
------------------------------------------- ---------------------------------------------------- ---------------- --------------
Delaware Limited-Term Government Fund A     MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS           1,760,179.260          7.20%
Class                                       ATTENTION: FUND ADMIN SEC #974P3
                                            4800 DEER LAKE DR. E #2
                                            JACKSONVILLE, FL 32246-6484

------------------------------------------- ---------------------------------------------------- ---------------- --------------
Delaware Limited-Term Government Fund B     MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS             320,738.090         12.93%
Class                                       ATTENTION: FUND ADMIN SEC #97D24
                                            4800 DEER LAKE  DRIVE EAST, 2ND FL.
                                            JACKSONVILLE, FL 32246-6484

                                            FIRST CLEARING CORPORATION
                                            A/C 3955-3795                                            256,928.630         10.36%
                                            HARBOR ASSOCIATES
                                            230 NORMANDY CIRCLE
                                            PALM HARBOUR, FL 34683

------------------------------------------- ---------------------------------------------------- ---------------- --------------
Delaware Limited-Term Government Fund C     MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS SEC         728,045.590         25.57%
Class                                       #97H04
                                                 ATTENTION: FUND ADMINISTRATION
                                            4800 DEER LAKE DRIVE EAST, 2ND FL
                                            JACKSONVILLE, FL 32246-6484

------------------------------------------- ---------------------------------------------------- ---------------- --------------
Delaware Limited-Term Government Fund       RS 401K PLAN                                             386,323.180         46.35%
Institutional Class                         IRON WORKERS LOCAL #420
                                            ATTN RETIREMENT PLANS
                                            1818 MARKET STREET
                                            PHILADELHPIA, PA 19103-3638

                                            RE DMC EMPLOYEE PROFIT SHARING PLAN 5470002648-2         164,646.150         19.75%
                                            DELAWARE MANAGEMENT CO
                                            EMPLOYEE PROFIT SHARING TRUST
                                            C/O RICK SEIDEL
                                            1818 MARKET STREET
                                            PHILADELPHIA, PA 19103-3638

                                            RS DMTC 401(K) PLAN
                                            ALOHA AIR                                                 81,723.190          9.80%
                                            C/O DELPAC 16TH FL
                                            1818 MARKET STREET
                                            PHILADELPHIA, PA 19103-3638

                                            RS DMTC 401(K) PLAN
                                            ALOHA AIR                                                 51,741.350          6.20%
                                            C/O DELPAC 16TH FL
                                            1818 MARKET STREET
                                            PHILADELPHIA, PA 19103-3638

------------------------------------------- ---------------------------------------------------- ---------------- --------------

         DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware Management Business Trust, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and Delaware International are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Certain officers and trustees of Limited Term Funds hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of Limited Term Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is 2005 Market Street, Philadelphia, PA 19103.

Trustees/Officers

                                                                                                  Number of
                                                                                                 Portfolios in
                               Position(s) Held                                                   Fund Complex        Other
Name, Address and               with Limited      Length of Time      Principal Occupation(s)     Overseen by   Directorships Held
Birthdate                        Term Funds          Served            During Past 5 Years          Trustee          by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.(1)     Chairman and          1 Year           Since January 1, 2000,         87                None
2005 Market Street                Trustee                             Mr. Haldeman has served
Philadelphia, PA 19103                                                  in various executive
                                                                      capacities at different
October 29, 1948                                                         times at Delaware
                                                                            Investments(3)

                                                                     President/Chief Operating
                                                                     Officer/Director - United
                                                                     Asset Management (January
                                                                        1998 - January 2000)

                                                                      Partner/Director - Cooke
                                                                       and Bieler, Inc. (June
                                                                        1974 - January 1998)
                                                                      (Investment Management)

David K. Downes(2)            President, Chief       9 Years -        Mr. Downes has served in        105      Director/President -
2005 Market Street               Executive       Executive Officer       various executive                       Lincoln National
Philadelphia, PA 19103         Officer, Chief                         capacities at different                       Convertible
                             Financial Officer   2 Years - Trustee       times at Delaware                     Securities Fund, Inc.
January 8, 1940                 and Trustee                                 Investments
                                                                                                               Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.


Trustees/Officers

                                                                                                  Number of
                                                                                                 Portfolios in
                              Position(s) Held                                                   Fund Complex        Other
Name, Address and               with Limited      Length of Time      Principal Occupation(s)     Overseen by   Directorships Held
Birthdate                        Term Funds          Served            During Past 5 Years         Trustee          by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Trustees
Walter P. Babich                  Trustee            13 Years         Board Chairman - Citadel        105               None
460 North Gulph Road                                                  Constructors, Inc. (1989
King of Prussia, PA 19406                                                    - Present)

October 1, 1927

John H. Durham                    Trustee            23 Years(4)          Private Investor            105        Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                President/Director -
August 7, 1937                                                                                                    22 WR Corporation

John A. Fry                       Trustee             1 Year          Executive Vice President        87        Director - Sovereign
3451 Walnut Street                                                        - University of                              Bancorp
721 Franklin Building                                                 Pennsylvania (April 1995
Philadelphia, PA 19104                                                       - Present)                         Director - Sovereign
                                                                                                                        Bank
May 28, 1960

Anthony D. Knerr                  Trustee             8 Years        Founder/Managing Director        105               None
500 Fifth Avenue                                                         - Anthony Knerr &
New York, NY 10110                                                       Associates (1990 -
                                                                        Present) (Strategic
December 7, 1938                                                            Consulting)



                                                                                                  Number of
                                                                                                 Portfolios in
                              Position(s) Held                                                   Fund Complex        Other
Name, Address and               with Limited      Length of Time      Principal Occupation(s)     Overseen by   Directorships Held
Birthdate                        Term Funds          Served            During Past 5 Years         Trustee          by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                      Trustee            12 Years          Treasurer/Chief Fiscal         105        Director - Recoton
785 Park Avenue                                                          Officer - National                          Corporation
New York, NY 10021                                                     Gallery of Art (1994 -
                                                                               1999)                             Director - Systemax
November 1, 1940                                                                                                        Inc.

                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

Thomas F. Madison                 Trustee             6 Years        President/Chief Executive        105        Director - Valmont
200 South Fifth Street                                                Officer - MLM Partners,                      Industries Inc.
Suite 2100                                                              Inc. (January 1993 -
Minneapolis, MN 55402                                                 Present) (Small Business                     Director - ACI
                                                                     Investing and Consulting)                    Telecentrics Inc.
February 25, 1936
                                                                                                                 Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                     Corporation

Janet L. Yeomans                  Trustee             2 Years         Vice President/Treasurer        105               None
Building 220-13W-37                                                              -
St. Paul, MN 55144                                                   3M Corporation (July 1995
                                                                             - Present)
July 31, 1948
                                                                        Ms. Yeomans has held
                                                                         various management
                                                                          positions at 3M
                                                                      Corporation since 1983.

Officers
William E. Dodge               Executive Vice         2 Years         Executive Vice President        N/A               None
2005 Market Street             President and                            and Chief Investment
Philadelphia, PA 19103        Chief Investment                          Officer - Equity of
                              Officer - Equity                          Delaware Investment
June 29, 1949                                                          Advisers, a series of
                                                                        Delaware Management
                                                                       Business Trust (April
                                                                          1999 - Present)

                                                                       President, Director of
                                                                        Marketing and Senior
                                                                        Portfolio Manager -
                                                                          Marvin & Palmer
                                                                     Associates (August 1996 -
                                                                      April 1999) (Investment
                                                                            Management)



                                                                                                  Number of
                                                                                                 Portfolios in
                              Position(s) Held                                                   Fund Complex        Other
Name, Address and               with Limited      Length of Time      Principal Occupation(s)     Overseen by   Directorships Held
Birthdate                        Term Funds          Served            During Past 5 Years         Trustee          by Trustee
------------------------------------------------------------------------------------------------------------------------------------

Jude T. Driscoll               Executive Vice         1 Year          Executive Vice President        N/A               None
2005 Market Street             President and                          and Head of Fixed-Income
Philadelphia, PA 19103            Head of                              of Delaware Investment
                                Fixed-Income                           Advisers, a series of
March 10, 1963                                                          Delaware Management
                                                                       Business Trust (August
                                                                          2000 - Present)

                                                                       Senior Vice President and
                                                                        Director of Fixed-Income
                                                                       Process - Conseco Capital
                                                                        Management (June 1998 -
                                                                              August 2000)

                                                                          Managing Director -
                                                                          NationsBanc Capital
                                                                        Markets (February 1996 -
                                                                               June 1998)

Richard J. Flannery              Executive Vice         5 Years         Mr. Flannery has served         N/A               None
2005 Market Street                 President,                             in various executive
Philadelphia, PA 19103          General Counsel                         capacities at different
                                   and Chief                               times at Delaware
September 30, 1957               Administrative                               Investments
                                    Officer

Richelle S. Maestro               Senior Vice           9 Years        Ms. Maestro has served in        N/A               None
2005 Market Street             President, Deputy                           various executive
Philadelphia, PA 19103          General Counsel                         capacities at different
                                 and Secretary                             times at Delaware
November 26, 1957                                                             Investments

Michael P. Bishof                 Senior Vice           6 Years         Mr. Bishof has served in        N/A               None
2005 Market Street               President and                             various executive
Philadelphia, PA 19103             Treasurer                            capacities at different
                                                                           times at Delaware
August 18, 1962                                                               Investments


(1) Executive Officer of the Limited Term Funds' manager, accounting service provider and transfer agent.
(2) Executive Officer of the Limited Term Funds' manager, distributor, accounting service provider and transfer agent.
(3) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Limited Term Funds' manager, principal underwriter and its transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.

Following is additional information regarding investment professionals affiliated with the Fund.







Name, Address and            Position(s) Held                            Principal Occupation(s)
Birthdate                     with Registrant    Length of Time Served     During Past 5 Years
------------------------------------------------------------------------------------------------
Paul Grillo                 Vice President and          8 Years          Mr. Grillo has served in
2005 Market Street           Senior Portfolio                             various capacities at
Philadelphia, PA 19103            Manager                                   different times at
                                                                           Delaware Investments
May 16, 1959

Stephen R. Cianci           Vice President and          9 Years          Mr. Cianci has served in
2005 Market Street           Portfolio Manager                            various capacities at
Philadelphia, PA 19103                                                      different times at
                                                                           Delaware Investments
May 12, 1969


-------------------------------------- ---------------------------------------------------------------------------------------
Officer                                Business Experience
-------------------------------------- ---------------------------------------------------------------------------------------
Michael P. Bishof (39)                 Senior Vice President and Treasurer of Limited-Term Government Funds and each of the other 32 investment companies in the Delaware Investments family, Delaware Service
                                       Company, Inc. and Founders CBO Corporation

                                       Senior Vice President and Investment Accounting of Delaware Management Company,
                                       Delaware Lincoln Investment Advisers, Vantage Investment Advisers (each a series of
                                       Delaware Management Business Trust), Delaware Capital Management, Inc., Delaware
                                       Distributors, L.P. and Founders Holdings, Inc.

                                       Senior Vice President and Treasurer/Investment Accounting of Delaware Investment
                                       Advisers (a series of Delaware Management Business Trust)

                                       Senior Vice President and Manager of Investment Accounting of Delaware International
                                       Holdings Ltd.

                                       Treasurer of Lincoln National Income Fund, Inc. and Lincoln National Convertible
                                       Securities Fund, Inc.

                                       During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.

-------------------------------------- ---------------------------------------------------------------------------------------
Paul Grillo (42)                       Vice President/Senior Portfolio Manager of Limited-Term Government Funds and each of the other 32 investment companies in the Delaware Investments family.

                                       Vice President/Portfolio Manager of Delaware Investment Advisers (a Series of
                                       Delaware Management Business Trust) and Delaware Management Company (a Series of
                                       Delaware Management Business Trust).

                                       Vice President/Portfolio Manager of Delaware Capital Management, Inc.

-------------------------------------- ---------------------------------------------------------------------------------------
Stephen R. Cianci (32)                 Vice President/Portfolio Manager of Limited-Term Government Funds and each of the other 32 investment companies in the Delaware Investments family.

                                       Vice President/Portfolio Manager of Delaware Investment Advisers (a Series of
                                       Delaware Management Business Trust) and Delaware Management Company (a Series of
                                       Delaware Management Business Trust).

                                       Vice President/Portfolio Manager of Delaware Capital Management, Inc.

-------------------------------------- ---------------------------------------------------------------------------------------



         The following table shows each Trustee's ownership of shares of the Fund and of all Delaware Investments funds as of December 31, 2001.

--------------------------------------------------------------------------------------------------------------------
                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in All Registered
                                                                                  Investment Companies Overseen by
                                  Dollar Range of Equity Securities in             Trustee in Family of Investment
Name                                            the Fund                                      Companies
---------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.                           none                                    Over $100,000
---------------------------------------------------------------------------------------------------------------------
David K. Downes                               Over $100,000                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
Walter A. Babich                                   none                                    Over $100,000
---------------------------------------------------------------------------------------------------------------------
John H. Durham                                     none                                    Over $100,000
---------------------------------------------------------------------------------------------------------------------
John A. Fry                                        none                                          none
---------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                                   none                                    $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------
Ann R. Leven                                       none                                    Over $100,000
---------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                                  none                                    $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                                   none                                           none
---------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Limited-Term Funds during its fiscal year and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or trustee during Limited-Term Funds' fiscal year and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of December 31, 2001. Only the independent trustees of Limited-Term Funds receive compensation from Limited-Term Funds.

------------------------------------------------ -----------------------------------------------------------------------
                         Aggregate Compensation   Pension or Retirement      Estimated Annual   Total Compensation from
                                                Benefits Accrued as Part                             the Investment
                          received from Limited  of Limited Term Fund's       Benefits Upon      Companies in Delaware
                               Term Funds               Expenses               Retirement1            Investments2
------------------------------------------------------------------------------------------------------------------------
Name
------------------------------------------------------------------------------------------------------------------------
Walter P. Babich                 $1,667                   None                   $55,000                 $84,828
------------------------------------------------------------------------------------------------------------------------
John H. Durham                   $1,450                   None                   $55,000                 $73,682
------------------------------------------------------------------------------------------------------------------------
John A. Fry                      $1,701                   None                   $44,362                 $66,461
------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                 $1,578                   None                   $55,000                 $78,994
------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                     $1,667                   None                   $55,000                 $84,828
------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                $1,622                   None                   $55,000                 $81,827
------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                 $1,504                   None                   $55,000                 $77,015
------------------------------------------------------------------------------------------------------------------------

1 Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a Trustee or Director for a period equal to the lesser of the number of years that such person served as a Trustee or Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of November 30, 2001, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.
2 Each independent Trustee/Director (other than John A. Fry) receives a total annual retainer fee of $55,000 for serving as a Trustee/Director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $44,362 for serving as a Trustee/Director for 24 investment companies in Delaware Investments, plus $2,383 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000 from all investment companies.

         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held six meetings during the Trust's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee did not meet during the Trust's last fiscal year.

GENERAL INFORMATION

         Limited-Term Funds, was organized as a Pennsylvania business trust in 1981, reorganized as a Maryland corporation in 1990 and further reorganized as a Delaware business trust on December 15, 1999. It is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act.

         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

         The Manager and its affiliate Delaware International Advisers Ltd., manage the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion (SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. The Manager or Delaware International Advisers Ltd. also manages many of the investment options for the Delaware-Lincoln ChoicePlus Variable Annuity. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by ten leading money managers. See Delaware Group Premium Fund in Appendix B.

         The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary distributor are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family.

         The Distributor received Limited CDSC payments with respect to Class A Shares of the Fund as follows:


        ----------------------------------------------------------------------
                                 Limited CDSC Payments
        ------------------------------ ---------------------------------------
        Fiscal Year Ended              Limited-Term Government Fund A Class
        ------------------------------ ---------------------------------------
                  12/31/01                                $0
        ------------------------------ ---------------------------------------
                  12/31/00                              14,363
        ------------------------------ ---------------------------------------
                  12/31/99                               8,836
        ------------------------------ ---------------------------------------


The Distributor received CDSC payments with respect to Class B Shares and Class C Shares as follows:


        ------------------------------------------------------------------------------------------------------------
                                                  CDSC Payments
        ------------------------------------------------------------------------------------------------------------
        Fiscal Year Ended          Limited-Term Government Fund B Class    Limited-Term Government Fund C Class
        ------------------------------------------------------------------------------------------------------------
                  12/31/01                          $19,729                                 $4,177
        ------------------------------------------------------------------------------------------------------------
                  12/31/00                          34,224                                  2,256
        ------------------------------------------------------------------------------------------------------------
                  12/31/99                          20,965                                  2,773
        ------------------------------------------------------------------------------------------------------------


         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and the related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

        The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Limited-Term Funds' advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Limited-Term Funds to delete the words "Delaware Group" from Limited-Term Funds' name.


        JPMorgan Chase Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of the Fund's securities and cash. As custodian for the Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.


Capitalization
        Limited-Term Funds has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

        Identifiable expenses to the Fund will be paid by the Fund. General expenses of the Fund will be allocated on a pro-rata basis according to asset size. Where matters must be submitted to a vote of shareholders, the holders of a majority of shares of the Fund affected must vote affirmatively for that class to be affected.

        Each Class of the Fund represents a proportionate interest in the assets of the Fund and each has the same voting and other rights and preferences as the other classes except that shares of the Institutional Class may not vote on matters affecting the Fund's Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of Class A, Class B Shares and Class C Shares will be allocated solely to those classes.

        Until May 31, 1992, the Fund offered shares of two retail classes of shares, Investors Series II class (now Class A Shares) and the Investors Series I class. Shares of Investors Series I class were offered with a sales charge, but without the imposition of a Rule 12b-1 fee. Effective June 1, 1992, following shareholder approval of a plan of recapitalization on May 15, 1992, shareholders of the Investors Series I class had their shares converted into shares of the Investors Series II class and became subject to the latter class' Rule 12b-1 charges. Effective at the same time, following approval by shareholders, the name Investors Series was changed to Treasury Reserves Intermediate Series and the name Investors Series II class was changed to Treasury Reserves Intermediate Fund class. Treasury Reserves Intermediate Fund (Institutional) class was first offered on June 1, 1992 and beginning May 2, 1994 it became known as Treasury Reserves Intermediate Fund Institutional Class. On May 2, 1994, the Treasury Reserves Intermediate Fund class became known as the Treasury Reserves Intermediate Fund A Class. Effective as of close of business on August 28, 1995, the name Delaware Group Treasury Reserves, Inc. was changed to Delaware Group Limited-Term Government Funds, Inc. and the name Treasury Reserves Intermediate Series was changed to Limited-Term Government Fund. At the same time, the names of Treasury Reserves Intermediate Fund A Class, Treasury Reserves Intermediate Fund B Class and Treasury Reserves Intermediate Fund Institutional Class were changed to Limited-Term Government Fund A Class, Limited-Term Government Fund B Class, and Limited-Term Government Fund Institutional Class, respectively. Effective as of August 16, 1999, the name of Limited-Term Government Fund changed to Delaware Limited-Term Government Fund. Corresponding changes were also made to the names of each of the Fund's Classes. Effective as of December 15, 1999, the name of Delaware Group Limited-Term Government Funds, Inc. changed to Delaware Group Limited-Term Government Funds.

        All shares have equal voting rights, no preemptive rights, are fully transferable and, when issued, are fully paid. All shares of the Fund participate equally in dividends, and upon liquidation would share equally.

Noncumulative Voting
        Limited-Term Funds' shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Limited-Term Funds voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

        This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.



FINANCIAL STATEMENTS
        Ernst & Young LLP serves as the independent auditors for Delaware Group Limited-Term Government Funds and, in its capacity as such, audits the annual financial statements of the Fund. The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the year ended December 31, 2001 are included in Delaware Group Limited-Term Government Funds' Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP, described above are incorporated by reference from the Annual Report into this Part B.

APPENDIX A--RATINGS

Bonds
         Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from Standard & Poor's ("S&P") description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
             FAMILY


        Following is a summary of the investment objectives of the funds in the Delaware Investments family:


        Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.


        Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment advisor believes will benefit from technological advances and improvements. Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation.


        Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

        Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.


        Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.


        Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

        Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

        Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

        REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

        Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

        Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.


        Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.


        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.


        Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging companies. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries.

        Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

        Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth by investing primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

        Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.


        Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

        Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.


        Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.


        Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Core Equity Fund seeks long-term capital appreciation. The Fund typically invests in large capitalization companies with relatively consistent earnings growth records.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.


         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.

                                     PART C
                                     ------

                                Other Information


Item 23.          Exhibits

                  (a)      Agreement and Declaration of Trust

                           (1)      Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 48 filed April 28, 1999.

                           (2)      Certificate of Trust (December 17, 1998) incorporated into this filing by reference to
                                    Post-Effective Amendment No. 48 filed April 28, 1999.

                  (b)      By-Laws.  By-Laws (December 17, 1998) incorporated into this filing by reference to
                           Post-Effective Amendment No. 48 filed April 28, 1999.

                  (c)      Copies of All Instruments Defining the Rights of Holders.

                           (1)      Agreement Declaration of Trust.  Articles III, V and VI of Agreement and Declaration of
                                    Trust which is incorporated into this filing by reference to Post-Effective Amendment
                                    No. 48 filed April 28, 1999 as Exhibit (a)(1).

                           (2)      By-Laws.  Article II of By-Laws which are incorporated into this filing by reference to
                                    Post-Effective Amendment No. 48 filed April 28, 1999 as Exhibit (b).

                  (d)      Investment Management Agreement.

                           (1)      Executed Investment Management Agreement
                                    (December 15, 1999) between Delaware
                                    Management Company (a series of Delaware
                                    Management Business Trust) and the
                                    Registrant incorporated into this filing by reference to Post-Effective Amendment No. 52 filed April 30, 2001.

                  (e)      (1)      Distribution Agreements.

                                    (i)     Executed Distribution Agreement (April 19, 2001) between Delaware Distributors,
                                            L.P. and the Registrant on behalf of the Fund attached as Exhibit.

                                    (ii)    Executed Financial Intermediary Distribution Agreement (January 1, 2001)
                                            between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on
                                            behalf of the Registrant attached as Exhibit.

                                    (iii)   Executed Appendix A (December 20, 2001) to Financial Intermediary Distribution
                                            Agreement attached as Exhibit.

                           (2)      Administration and Service Agreement.  Form of Administration and Service Agreement
                                    (December 1999) incorporated into this filing by reference to Post-Effective Amendment
                                    No. 42 filed November 22, 1995.




                           (3)      Dealer's Agreement. Dealer's Agreement incorporated into this filing by reference to PEA
                                    No. 52 filed April 30, 2001.

                           (4)      Form of Mutual Fund Agreement for the
                                    Delaware Group of Funds (December 1999)
                                    (Module) incorporated into this filing by reference to Post-Effective Amendment No. 43 filed February 29, 1996.

                  (f)      Inapplicable.

                  (g)      Custodian Agreements.

                           (1)      Executed Custodian Agreement (May 1, 1996) between The Chase Manhattan Bank and
                                    Registrant incorporated into this filing by reference to Post-Effective Amendment No. 48 filed April 28, 1999.

                           (2)      Executed Letter (August 24, 1998) adding Delaware Limited-Term Government Fund to the
                                    Custodian Agreement incorporated into this filing by reference to PEA No. 52 filed April 30,
                                    2001.

                           (3)      Executed Securities Lending Agreement (December 22, 1998) between the Chase Manhattan Bank and the Registrant incorporated into this filing by reference to PEA No. 52 filed April 30,
                                    2001.



                  (h)      Other Material Contracts.

                           (1)      Executed Shareholders Services Agreement (April 19, 2001) on behalf of each Fund attached as Exhibit.

                           (2)      Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) between
                                    Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 45 filed March 2, 1998.

                                    (i)     Executed Amendment No. 24 (June 25, 2001) to Delaware Group Funds Fund
                                            Accounting Agreement attached as Exhibit.

                  (i)      Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 49 filed December 14, 1999.

                  (j)      Consent and Report of Auditors. Attached Exhibit.

                  (k-l)    Inapplicable.

                  (m)      Plans under Rule 12b-1.

                           (1)      Plan under Rule 12b-1 for Class A (April 19, 2001) attached as Exhibit.

                           (2)      Plan under Rule 12b-1 for Class B (April 19, 2001) attached as Exhibit.

                           (3)      Form of Plan under Rule 12b-1 for Class C (April 19, 2001) attached as Exhibit.



                  (n)      Plan under Rule 18f-3 Plan.  Incorporated by reference to Post-Effective Amendment No. 52 filed
                           April 20, 2001.

                  (o)      Inapplicable.

                  (p)      Codes of Ethics.

                           (1)      Code of Ethics for the Registrant, Delaware Management Company, a series of Delaware
                                    Management Business Trust, and Delaware Distributors, L.P. Incorporated by reference to
                                    Post-Effective Amendment No. 52 filed April 20, 2001.

                           (2)      Code of Ethics for Lincoln Financial Distributors, Inc. Incorporated by reference to
                                    Post-Effective Amendment No. 52 filed April 20, 2001.

                  (q)      Trustees' Power of Attorney. Incorporated by reference to Post-Effective Amendment No. 52 filed
                           April 20, 2001.

Item 24.          Persons Controlled by or under Common Control with Registrant.  None.

Item 25.          Indemnification.  Article VI of the By-Laws which is incorporated into this filing by reference to
                  Post-Effective Amendment No. 49 filed December 14, 1999.

Item 26.          Business and Other Connections of Investment Adviser.

The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

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Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (1)                      Chief Executive Officer of Delaware Management Company, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and Delaware
                                                  General Management, Inc.

                                                  Chairman and Director of Delaware International Advisers Ltd.

                                                  Chairman of each fund in the Delaware Investments family

                                                  Chief Executive Officer and Director/Trustee of DMH Corp., Delaware Management
                                                  Company, Inc., Delaware International Holdings Ltd., Delaware Management
                                                  Business Trust, Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.

                                                  President/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Holdings, Inc. and Lincoln National Investment Companies, Inc.

                                                  President/Chief Executive Officer of Delaware Lincoln Cash Management and
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Director of Delaware Service Company, Inc., Delaware Capital Management Inc.,
                                                  Retirement Financial Services, Inc. and Delaware Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust)

                                                  Chairman/President/Chief Executive Officer and Director/Trustee of Delaware
                                                  Services Company, Inc. and Retirement Financial Services, Inc.

                                                  Chairman/Chief Executive Officer and Director/Trustee of Delaware Management
                                                  Trust Company

                                                  President/Chief Executive Officer/Chief Financial Officer of each fund in the
                                                  Delaware Investments family

                                                  President/Chief Executive Officer and Director/Trustee of Delaware Capital
                                                  Management, Inc.

                                                  President/Chief Operating Officer/Chief Financial Officer and Director/Trustee
                                                  of Delaware International Holdings Ltd.

                                                  President/Chief Operating Officer and Director/Trustee of Delaware General
                                                  Management, Inc.

                                                  President and Director of Delaware Management Company, Inc.

                                                  Executive Vice President/Chief Operating Officer/Chief Financial Officer and
                                                  Director/Trustee of DMH Corp., Delaware Distributors, Inc., Delaware
                                                  Management Business Trust, Lincoln National Investment Companies, Inc. and
                                                  Founders Holdings, Inc.

                                                  Executive Vice President/Chief Operating Officer/Chief Financial Officer of
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers, Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Founders
                                                  CBO Corporation

                                                  Executive Vice President/Chief Operating Officer of Delaware Lincoln Cash
                                                  Management (a series of Delaware Management Business Trust)

                                                  Director of Delaware International Advisers Ltd.
----------------------------------------------------------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust)

                                                  Director of Delaware International Advisers Ltd.
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
William E. Dodge                                  Executive Vice President/Chief Investment Officer, Equity of Delaware
                                                  Management Company (a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Delaware Capital Management, Inc., Lincoln National
                                                  Investment Companies, Inc. and each fund in the Delaware Investments family

                                                  President/Chief Investment Officer, Equity of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust)

                                                  President of Vantage Investment Advisers (a series of Delaware Management
                                                  Business Trust)

                                                  Executive Vice President of Delaware Management Business Trust
----------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll (2)                              Executive Vice President of Fixed-Income of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                                  Inc., Delaware Capital Management, Inc., Lincoln National Investment
                                                  Companies, Inc., Founders Holdings, Inc. and each fund in the Delaware
                                                  Investments family

                                                  President and Director of Founders CBO Corporation

                                                  Executive Vice President of Delaware Management Business Trust and Delaware
                                                  Lincoln Cash Management (a series of Delaware Management Business Trust)

                                                  Director of HYPPCO Finance Company Ltd.
----------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel/Chief Administrative Officer of
                                                  Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln
                                                  Cash Management, Delaware Lincoln Investment Advisers, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Lincoln National Investment Companies, Inc.,
                                                  Founders CBO Corporation and each fund in the Delaware Investments family

                                                  President/Chief Executive Officer and Director of Delaware Distributors, Inc.

                                                  President/Chief Executive Officer of Delaware Distributors, L.P.

                                                  Executive Vice President/General Counsel/Chief Administrative Officer and
                                                  Director/Trustee of DMH Corp., Delaware Management Company, Inc., Delaware
                                                  Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Management Trust Company, Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Delaware Investments
                                                  U.S., Inc. and DIAL Holding Company, Inc.

                                                  Executive Vice President/General Counsel and Director of Delaware
                                                  International Holdings Ltd. and Founders Holdings, Inc.

                                                  Director of Delaware International Advisers Ltd. and HYPPCO Finance Company
                                                  Ltd.

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson,
                                                  PA; Director and Member of Executive Committee; Membership Officer of
                                                  Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey                                    Managing Director/Chief Investment Officer, Growth Investing of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Capital Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                                  Distributors, L.P., Delaware Distributors, Inc. and Retirement Financial
                                                  Services, Inc.

                                                  Senior Vice President/Operations and Director of Delaware  Management Trust
                                                  Company
----------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Capital Management,
                                                  Inc., Delaware Distributors, L.P. and Founders Holdings, Inc.

                                                  Senior Vice President/Treasurer of Delaware Service Company, Inc., Founders
                                                  CBO Corporation and each fund in the Delaware Investments family

                                                  Senior Vice President/Treasurer/Investment Accounting of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)

                                                  Senior Vice President/Manager of Investment Accounting of Delaware
                                                  International Holdings Ltd.

                                                  Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers, Vantage Investment Advisers (each a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                                  Corp., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware General
                                                  Management, Inc., Delaware Management Business Trust, Lincoln National
                                                  Investment Companies, Inc., Delaware Investments U.S., Inc., DIAL Holding
                                                  Company, Inc. and each fund in the Delaware Investments family

                                                  Senior Vice President/Compliance Director/Assistant Secretary of Delaware
                                                  Management Trust Company
----------------------------------------------------------------------------------------------------------------------------------
Ryan K. Brist (3)                                 Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Joshua Brooks                                     Senior Vice President/Chief Investment Officer, Value Investing of Delaware
                                                  Management Company, Delaware Investment Advisers, Vantage Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Capital
                                                  Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Timothy G. Connors                                Senior Vice President/Director of Research, Fundamental of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers
                                                  (each a series of Delaware Management Business Trust) and each fund in the
                                                  Delaware Investments family

                                                  Managing Director of Vantage Investment Advisers (a series of Delaware
                                                  Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
George E. Deming                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments family

                                                  Director of Delaware International Advisers Ltd.
----------------------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust), Delaware Capital Management,
                                                  Inc. and each fund in the Delaware Investments family

                                                  Senior Vice President/Equity Trading of Vantage Investment Advisers (a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
J. Paul Dokas                                     Senior Vice President/Director of Research, Quantitative of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family

                                                  Managing Director of Vantage Investment Advisers (a series of Delaware
                                                  Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family

                                                  Trustee of Delaware Management Business Trust
----------------------------------------------------------------------------------------------------------------------------------
Susan L. Hanson                                   Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/Corporate Controller/Treasurer of Delaware Management
                                                  Company, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers, Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                                  Management Company, Inc., Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                                  Delaware International Holdings Ltd., Delaware General Management, Inc.,
                                                  Delaware Management Business Trust, Lincoln National Investment Companies,
                                                  Inc., Founders Holdings, Inc., Delaware Investments U.S., Inc and DIAL Holding
                                                  Company, Inc.

                                                  Executive Vice President/Chief Financial Officer/Treasurer and Director of
                                                  Delaware Management Trust Company

                                                  Executive Vice President/Chief Financial Officer of Retirement Financial
                                                  Services, Inc.

                                                  Senior Vice President/Corporate Controller of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments family

                                                  Senior Vice President/Assistant Treasurer of Founders CBO Corporation
----------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers, Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                                  Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Lincoln National Investment Companies, Inc., Delaware Investments U.S., Inc,
                                                  DIAL Holding Company, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President/Deputy General Counsel/Secretary of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers, Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                                  Inc., DMH Corp., Delaware Management Company, Inc., Delaware Service Company,
                                                  Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Management Trust Company,  Delaware General Management, Inc.,
                                                  Delaware Management Business Trust, Lincoln National Investment Companies,
                                                  Inc., Founders Holdings, Inc., Founders CBO Corporation and each fund in the
                                                  Delaware Investments family

                                                  Senior Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  International Holdings Ltd.

                                                  Senior Vice President/General Counsel/Secretary of Delaware Distributors,
                                                  L.P., Delaware Distributors, Inc.

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
John J. O'Connor                                  Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Service Company, Inc.

                                                  Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust)

                                                  Senior Vice President/Assistant Treasurer of each fund in the Delaware
                                                  Investments family

                                                  Assistant Treasurer of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President/Chief Information Officer of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers,
                                                  Vantage Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                                  Retirement Financial Services, Inc. and Delaware Distributors, L.P.
----------------------------------------------------------------------------------------------------------------------------------
Frank M. Staves                                   Senior Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)

----------------------------------------------------------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Peter C. Andersen (5)                             Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Joseph Baxter                                     Vice President/Senior Municipal Bond Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE
----------------------------------------------------------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
----------------------------------------------------------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager/Senior Municipal Bond Analyst of Delaware
                                                  Management Company, Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
David F. Connor (6)                               Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers, Vantage Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Management
                                                  Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Service
                                                  Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Management Trust Company, Delaware Distributors,
                                                  L.P., Delaware Distributors, Inc., Delaware General Management, Inc., Delaware
                                                  Management Business Trust, Lincoln National Investment Companies, Inc.,
                                                  Delaware Investments U.S., Inc., DIAL Holding Company, Inc. and each fund in the Delaware Investments family

                                                  Secretary of Lincoln National Income Fund, Inc. and Lincoln National
                                                  Convertible Securities Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Nancy M. Crouse                                   Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investment family
----------------------------------------------------------------------------------------------------------------------------------
Joseph F. DeMichele                               Vice President/High Grade Trading of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company, Delaware Investment
                                                  Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Business Trust,
                                                  Lincoln National Investment Companies, Inc., Founders Holdings, Inc., Founders
                                                  CBO Corporation and each fund in the Delaware Investments family

                                                  Vice President/Taxation/Assistant Secretary of Vantage Investment Advisers (a
                                                  series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Phoebe W. Figland                                 Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                  each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Trading Operations of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers  (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
----------------------------------------------------------------------------------------------------------------------------------
Brian Funk                                        Vice President/High Yield Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family

                                                  Vice President/Research Analyst of Delaware Lincoln Investment Advisers (a
                                                  series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Service Company, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Brent C. Garrells                                 Vice President/ High Yield Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family

                                                  Vice President/ Research Analyst of Delaware Lincoln Investment Advisers (a
                                                  series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Robert E. Ginsberg                                Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers, Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Francis J. Houghton, Jr. (7)                      Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments family

                                                  Executive Vice President of Delaware General Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller, Corporate Accounting of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                                      Vice President/ Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Management Trust Company, Delaware
                                                  Distributor, L.P., Delaware Distributors, Inc., Delaware General Management,
                                                  Inc., Delaware Management Business Trust and Lincoln National Investment
                                                  Companies, Inc.

                                                  Vice President/Treasurer/Secretary of Vantage Investment Advisers (a series of
                                                  Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
SooHee Lee                                        Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Michael Morris                                    Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Robert A. Norton, Jr.                             Vice President/Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                                 Vice President/Associate General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers, Vantage Investment Adviser
                                                  (each a series of Delaware Management Business Trust), Delaware Management
                                                  Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Service
                                                  Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                                  Services, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc.,
                                                  Delaware General Management, Inc., Delaware Management Business Trust, Lincoln
                                                  National Investment Companies, Inc., Delaware Investments U.S., Inc., DIAL
                                                  Holding Company, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Timothy L. Rabe (8)                               Vice President/High Yield Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and Founders Holdings, Inc.

                                                  Vice President/High Yield Trader and Director of Founders CBO  Corporation
----------------------------------------------------------------------------------------------------------------------------------
Richard Salus                                     Vice President/ Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers, Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                                  Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                                  Management Trust Company, Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware International Holdings Ltd., Delaware General Management, Inc.,
                                                  Delaware Management Business Trust, Lincoln National Investment Companies,
                                                  Inc., Delaware Investments U.S., Inc. and DIAL Holding Company, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Robert D. Schwartz (9)                            Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Richard  D. Seidel                                Vice President/Assistant Controller/Manager, Payroll of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and Retirement Financial Services, Inc.

                                                  Vice President/Assistant Treasurer of Vantage Investment Advisers (a series of
                                                  Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Brenda L. Sprigman                                Vice President/Business Manager, Fixed Income of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Matthew J. Stephens (10)                          Vice President/Senior High Grade Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities & Administrative Services of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers
                                                  (each a series of Delaware Management Business Trust), Delaware Service
                                                  Company, Inc., Delaware Distributors, L.P. and Delaware Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Ward W. Tatge (11)                                Vice President/Senior Research Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Laura Wagner                                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and
                                                  each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
James J. Wright (12)                              Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

*Business Address is 2005 Market Street, Philadelphia, PA 19103.
------------------------------------------------------------------------------------------------------------------------------------
(1)      PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA March 1998-January 2000.
(2)      SENIOR VICE PRESIDENT AND DIRECTOR, Conseco Capital Management, Indianapolis, IN, June 1998 to August 2000.
(3)      SENIOR TRADER/CORPORATE SPECIALIST, Conseco Capital Management, Indianapolis, IN, August 1995-August 2000.
(4)      ASSISTANT VICE PRESIDENT/SENIOR SECURITIES ANALYST, Conseco Capital Management, Indianapolis, IN, 1997 to August 2000.
(5)      PORTFOLIO MANAGER Conseco Capital Management, Indianapolis, IN, December 1997-July 2000.
(6)      ASSISTANT GENERAL COUNSEL, Prudential Investments, Newark, NJ, March 1998-July 2000.
(7)      PRESIDENT AND PORTFOLIO MANAGER, Lynch and Mayer, Inc., New York, NY January 1990-February 2000.
(8)      PORTFOLIO MANAGER, Conseco Capital Management, Indianapolis, IN, June 1996-July2000.
(9)      VICE PRESIDENT, Lynch and Mayer, Inc., New York, NY, February 1993 to February 2000.
(10)     ASSISTANT VICE PRESIDENT/SENIOR SECURITY ANALYST, Conseco Capital
         Management, Carmel, Indiana, September 1994 - June 2000
(11)     HIGH-YIELD ANALYST, Credit Suisse First Boston, 1997 to 1998. HIGH-YIELD ANALYST, Conseco Capital
         Management, Indianapolis, IN 1999 to 2000.
(12)     MANAGING DIRECTOR/RESEARCH, Schuylkill Capital Management, Philadelphia, PA, 1997-May 2000.
------------------------------------------------------------------------------------------------------------------------------------

Item 27. Principal Underwriters.

                  (a)(1)   Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the
                           Delaware Investments family.

                  (b)(1)   Information with respect to each officer or partner of principal underwriter:



------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                   General Partner                              None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Investment Advisers                  Limited Partner                              None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Capital Management, Inc.             Limited Partner                              None
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                           President/Chief Executive Officer            Executive Vice President/General
                                                                                           Counsel/Chief Administrative Officer
------------------------------------------------------------------------------------------------------------------------------------
David K. Downes                               Executive Vice President/Chief Operating     President/Chief Executive Officer/Chief
                                              Officer/Chief Financial Officer              Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement Operations  None
------------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations             None
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                             Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/ Corporate   Senior Vice President/Corporate
                                              Controller                                   Controller
------------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources        Senior Vice President/Human Resources
------------------------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                              Senior Vice President/Retail Investor        None
                                              Services
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                           Senior Vice President/General                Senior Vice President/Deputy General
                                              Counsel/Secretary                            Counsel/ Secretary
------------------------------------------------------------------------------------------------------------------------------------
James L. Shields                              Senior Vice President/Chief Information      None
                                              Officer
------------------------------------------------------------------------------------------------------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations &    None
                                              Service Support
------------------------------------------------------------------------------------------------------------------------------------
David F. Connor                               Vice President/Deputy General                Vice President/Deputy General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                              Vice President/Taxation                      Vice President/Taxation
------------------------------------------------------------------------------------------------------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services           None
------------------------------------------------------------------------------------------------------------------------------------
Dinah J. Huntoon                              Vice President/Product Manager, Equities     None
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Kellogg                            Vice President/Product Manager,              None
                                              Fixed-Income & International
------------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                                  Vice President/Assistant Controller          None
------------------------------------------------------------------------------------------------------------------------------------
Nancy Nawn                                    Vice President/Senior Wrap Product Manager   None
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                             Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Robinder Pal                                  Vice President/Retail e-Business             None
------------------------------------------------------------------------------------------------------------------------------------
Richard  Salus                                Vice President/Assistant Controller          None
------------------------------------------------------------------------------------------------------------------------------------
Gordon E. Searles                             Vice President/Client Services               None
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative   None
                                              Services
------------------------------------------------------------------------------------------------------------------------------------
James R. Van Deventer                         Vice President/Defined Contribution Sales-   None
                                              South
------------------------------------------------------------------------------------------------------------------------------------
Julia R. Vander Els                           Vice President/Retirement Plan               None
                                              Communications
------------------------------------------------------------------------------------------------------------------------------------

* Business address of each is One Commerce Square, Philadelphia, PA 19103.

               (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments family.

                (b)(2) Information with respect to each officer or partner of LFD:


------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with LFD               Positions and Offices with Registrant
Westley V. Thompson**                         Chief Executive Officer                      None
------------------------------------------------------------------------------------------------------------------------------------
Stephen W. Long**                             Independent Planners & Insurance Head        None
                                              (interim)
------------------------------------------------------------------------------------------------------------------------------------
Stanley E. Brallier*                          Corporate Specialty Markets Head             None
------------------------------------------------------------------------------------------------------------------------------------
Phillip Holstein**                            Bank Channel Head                            None
------------------------------------------------------------------------------------------------------------------------------------
David M. Kittredge**                          Vice President/Center For Excellence         None
------------------------------------------------------------------------------------------------------------------------------------
William Lamoin**                              Chief Information Officer                    None
------------------------------------------------------------------------------------------------------------------------------------
Karen R. Matheson**                           Chief Financial Officer                      None
------------------------------------------------------------------------------------------------------------------------------------
Therese M. Obringer**                         Chief Compliance Officer                     None
------------------------------------------------------------------------------------------------------------------------------------
Gregory W. Zabel*                             MGA Channel Head                             None
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
* 350 Church Street, Hartford, CT 06103-1106.
** 2001 Market Street, 4th Floor, Philadelphia, PA 19103.
------------------------------------------------------------------------------------------------------------------------------------

                  (c)      Inapplicable.

Item 28.          Location of Accounts and Records.

                  All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-7094.

Item 29.          Management Services.  None.

Item 30.          Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 27th day of February, 2002.

                             DELAWARE GROUP LIMITED TERM GOVERNMENT FUNDS

                             By:  /s/ Charles E. Haldeman, Jr.
                                 ----------------------------------------------
                                      Charles E. Haldeman, Jr.
                                      Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


            Signature                                          Title                                         Date
------------------------------------        ------------------------------------                 --------------------------

/s/ David K. Downes                         President/Chief Executive Officer/                   February 27, 2002
------------------------------------        Chief Financial Officer (Principal
David K. Downes                             Executive Officer, Principal Financial
                                            Officer and Principal Accounting
                                            Officer) and Trustee


/s/ Charles E. Haldeman, Jr.                Chairman and Trustee                                 February 27, 2002
------------------------------------
Charles E. Haldeman, Jr.


/s/ Walter A. Babich                *       Trustee                                              February 27, 2002
-------------------------------------
Walter A. Babich


/s/ John H. Durham                  *       Trustee                                              February 27, 2002
-------------------------------------
John H. Durham


/s/ John A. Fry                     *       Trustee                                              February 27, 2002
-------------------------------------
John A Fry


/s/ Anthony D. Knerr                *       Trustee                                              February 27, 2002
-------------------------------------
Anthony D. Knerr


/s/ Ann R. Leven                    *       Trustee                                              February 27, 2002
-------------------------------------
Ann R. Leven


/s/ Thomas F. Madison               *       Trustee                                              February 27, 2002
-------------------------------------
Thomas F. Madison


/s/ Janet L. Yeomans                *       Trustee                                              February 27, 2002
-------------------------------------
Janet L. Yeomans

                       * By: /s/ Charles E. Haldeman, Jr.
                             ------------------------------
                                 Charles E. Haldeman, Jr.
                                 as Attorney-in-Fact for
                              each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549














                                    Exhibits

                                       to

                                    Form N-1A













             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.                       Exhibit
----------                        -------

EX-99 (e)(1)(i)                   Executed Distribution Agreement (April 19, 2001) between Delaware Distributors, L.P. and the Registrant

EX-99 (e)(1)(ii)                  Executed Financial Intermediary Distribution Agreement (January 1, 2001) between Delaware
                                  Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant

EX-99 (e)(1)(iii)                 Executed Appendix A (December 20, 2001) to Financial Intermediary Distribution Agreement

EX-99 (h)(1)                      Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company,
                                  Inc. and the Registrant

EX-99 (h)(2)(i)                   Executed Amendment No. 24 (June 26, 2001) to Delaware Group Funds Fund Accounting Agreement

EX-99 (j)                         Consent and Report of Auditors

EX-99 (m)(1)                      Plan under Rule 12b-1 for Class A (April 19, 2001)

EX-99 (m)(2)                      Plan under Rule 12b-1 for Class B (April 19, 2001)

EX-99 (m)(3)                      Plan under Rule 12b-1 for Class C (April 19, 2001)

